UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-05498)

Exact name of registrant as specified in charter:	Putnam Master Intermediate Income Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
800 Boylston Street
Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: September 30, 2011

Date of reporting period October 1, 2010 – March 31, 2011

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL

PIM

Putnam Master Intermediate Income Trust

Semiannual report
3|31|11

A world of investing.™

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Master Intermediate
Income Trust

Semiannual report
3 | 31 | 11

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Terms and definitions	13

Other information for shareholders	14

Financial statements	15

Shareholder meeting results	76

Message from the Trustees

Dear Fellow Shareholder:

The U.S. economy and markets continue to improve, despite the many headwinds that they face. The stock market has shown resilience, recently hitting multiple-year highs. The number of U.S. companies paying dividends is significantly higher than a year ago, and corporate profits remain strong.

Even with this positive news, Putnam believes that volatility will continue to roil the markets in the months ahead. Federal budget issues, inflationary pressures, stubbornly high unemployment, and global developments from Japan to Libya have created a cloud of uncertainty. In addition, the U.S. fixed-income market faces the end of the Federal Reserve’s quantitative easing program and the prospects of a tighter monetary policy in the future. We believe, however, that Putnam’s active, research-intensive approach is well suited to uncovering opportunities in this environment.

In addition, Putnam would like to thank Richard B. Worley and Myra R. Drucker, who have retired from the Board of Trustees, for their many years of dedicated and thoughtful leadership.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Seeking broad diversification across bond markets

When Putnam Master Intermediate Income Trust was launched in 1988, its three-pronged focus on U.S. investment-grade bonds, high-yield corporate bonds, and non-U.S. bonds was considered innovative. Lower-rated, higher-yielding corporate bonds were relatively new, having just been established in the late 1970s. In addition, at the time of the fund’s launch, few investors were venturing outside the United States for fixed-income opportunities.

In the two decades since then, the bond investment landscape has undergone a transformation. New sectors such as mortgage- and asset-backed securities now make up a sizable portion of the U.S. investment-grade market. The high-yield corporate bond sector has also grown significantly. Outside the United States, the introduction of the euro fostered the development of a large market of European government bonds. There are also growing opportunities to invest in the debt of emerging-market countries.

The fund’s multi-strategy approach is well suited to the expanding opportunities in today’s global bond marketplace. To respond to the market’s increasing complexity, Putnam’s fixed-income group aligns teams of specialists with varied investment opportunities. Working with these teams, the fund managers strive to build a diversified portfolio that carefully balances risk and return.

As different factors drive the performance of the various bond market sectors, the managers use the fund’s flexible strategy to seek opportunities for investors.

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Lower-rated bonds may offer higher yields in return for more risk. The use of derivatives involves special risks and may result in losses. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value.

How do closed-end funds differ from open-end funds?

More assets at work While open-end funds need to maintain a cash position to meet redemptions, closed-end funds are not subject to redemptions and can keep more of their assets invested in the market.

Traded like stocks Closed-end fund shares are traded on stock exchanges, and their market prices fluctuate in response to supply and demand, among other factors.

Net asset value vs. market price Like an open-end fund’s net asset value (NAV) per share, the NAV of a closed-end fund share is equal to the current value of the fund’s assets, minus its liabilities, divided by the number of shares outstanding. However, when buying or selling closed-end fund shares, the price you pay or receive is the market price. Market price reflects current market supply and demand, and may be higher or lower than the NAV.

2	3

Data are historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and net asset value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart are at NAV. See pages 5 and 11–12 for additional performance information, including fund returns at market price. Index and Lipper results should be compared to fund performance at NAV. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment NAV.

* Returns for the six-month period are not annualized, but cumulative.

Interview with your fund’s portfolio manager

D. William Kohli

Bill, what was the environment like in global bond markets during the six months ended March 31, 2011?

The fixed-income market generated mixed results during the period. Sectors at the riskier end of the spectrum, such as high-yield corporate bonds, floating-rate bank loan securities, and commercial mortgage-backed securities [CMBS] performed the best. Bonds in these categories are generally less sensitive to interest-rate movements and benefited from an improving economy. U.S. Treasuries struggled during the period. Upward pressure on Treasury yields due to better economic prospects was offset by downward pressure resulting from macroeconomic risks in Europe, the Middle East, North Africa, and Japan. Similarly, increasing inflation expectations placed upward pressure on yields, but this was held in check by the Federal Reserve’s bond purchases under its quantitative easing program.

During the second half of the period, market participants increasingly concluded that the U.S. economy was returning to a more normal growth pattern. As a result, near-term inflation expectations increased considerably, causing yields at the shorter end of the Treasury yield curve to rise more than longer-maturity yields, and the yield curve flattened marginally. [The yield curve is a graphical representation of the difference in yields between shorter- and longer-term bonds.]

In this environment, our decision to limit the fund’s interest-rate risk versus the benchmark and focus on securities we believed could perform well despite rising rates enabled Putnam Master Intermediate Income Trust to outperform its benchmark at net asset value by a sizeable margin.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 3/31/11. See pages 4 and 11–12 for additional fund performance information. Index descriptions can be found on page 13.

Looking more closely at the macroeconomic backdrop, leading economic indicators accelerated throughout the winter into the spring, signaling continued economic expansion for the United States in the coming months. Manufacturing activity improved, with a renewal of the inventory cycle potentially providing room for additional growth. Labor market conditions also strengthened, with total private employment increasing substantially during the first three months of 2011. On the downside, U.S. residential housing remained very weak, as sales patterns showed that the excesses of the housing bubble were still being worked through the system.

Leading indicators for many European economies painted a similar picture as those in the United States. While sovereign debt issues remain, economic stability pushed these concerns into the background, at least for now.

Globally, while a majority of both developed and emerging countries showed rising economic indicators, many emerging-market economies have been tightening their monetary policies to combat inflation and are generally in a later phase of the business cycle.

The fund outperformed its benchmark by a substantial margin. What factors drove this outperformance?

The fund’s interest-rate strategies were key contributors versus the benchmark. Using interest-rate swaps and futures, we successfully positioned the fund for

Credit qualities are shown as a percentage of net assets as of 3/31/11. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s or, if unrated by S&P, by Fitch, and then included in the closest equivalent Moody’s rating. Ratings will vary over time.

Credit quality includes bonds and represents only the fixed-income portion of the portfolio. Derivative instruments, including currency forwards, are only included to the extent of any unrealized gain or loss on such instruments and are shown in the not-rated category. The fund itself has not been rated by an independent rating agency.

a rising-rate environment and a flatter yield curve. In addition, we kept the fund’s duration — or sensitivity to interest-rate changes — short versus the index, which helped as rates moved higher.

The fund continued to benefit from the strong cash flows generated by our holdings of securitized bonds, specifically non-agency residential mortgage-backed securities [RMBS] and agency interest-only collateralized mortgage obligations [IO CMO]. In general, non-agency RMBS have minimal sensitivity to rising interest rates because of their relatively short durations. Also, in many cases, rising rates help IO CMOs by removing refinancing incentives for lower-rate mortgage pools. Refinancing activity on the mortgage pools underlying the IO CMOs that we held remained at low levels. As a result, these securities generated steady cash flows throughout the period and their prices moved higher. In fact, the returns from our IO CMO positions were so solid that we locked in profits and significantly reduced the fund’s exposure.

In implementing our IO CMO strategy, we used interest-rate swaps and options to hedge the fund’s duration, in order to isolate the prepayment risk that we believed was attractively priced.

A significant allocation to high-yield corporate bonds was another key contributor to the fund’s outperformance, as the high-yield category was the top-performing bond-market sector for the period. Strong corporate fundamentals and positive credit trends bolstered high-yield bonds. High-yield credit spreads — or the yield advantage offered by high-yield bonds over U.S. Treasuries — declined over the period, but

This table shows the fund’s top three individual holdings across three key sectors and the percentage of the fund’s net assets that each represented as of 3/31/11. Short-term holdings and TBA’s are excluded. Holdings will vary over time.

demand remained robust as investors moved up the risk spectrum in search of higher yields. The default rate, which is another important aspect of the asset class, declined to low single-digit levels by period-end — well below the historical average.

What other holdings aided the fund’s relative performance?

Security selection in emerging-market debt also boosted performance, with our investments in bonds from Argentina, and oil-rich Russia and Venezuela delivering the best results.

A small position in short-term commercial mortgage-backed securities [CMBS] rounded out the top contributors. Our holdings of bonds in the highly liquid topmost part of the capital structure benefited from investors’ perception that even though commercial mortgage delinquencies accelerated, senior CMBSs had enough structural protection to withstand losses. However, CMBSs were one of the first sectors to recover from the 2008–2009 credit crisis, and their valuations are not as attractive as they once were.

Which strategies detracted from results?

Global currencies were volatile during the period, and our active currency management — which was done using currency-forward contracts — detracted from returns. Specifically, the fund was hurt by the unwinding of the “carry trade” in which we sold currencies from countries with relatively low interest rates and used the proceeds to buy currencies from countries with relatively high interest rates, most notably Australia. Tactical positioning in the British pound sterling and short positions in the Swiss franc and Canadian dollar also dampened results.

Additionally, the fund was underweight investment-grade corporate bonds versus the benchmark, which detracted modestly from relative performance.

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings will vary over time.

What is your outlook for global economies and the credit markets in the coming months, and how are you positioning the fund?

Developed global economies appear to be transitioning into what I refer to as an “interest-rate normalization” mode. Reflecting its staunch anti-inflation posture, the European Central Bank raised its main policy rate by 0.25% shortly after the period ended — its first increase since 2008 — and is likely to do so again in the next two to three months. In the United States, if economic data continue to come in better than expected, it is likely the Federal Reserve will intensify its discussions about when to begin increasing the federal funds rate.

Overall, we have a positive outlook regarding global economic growth. At the same time, we are mindful of macro risks that do not appear to be fully reflected in the credit markets, such as the rising price of crude oil. Higher oil prices potentially have the dual negative impact of contributing to higher inflation as well as impairing economic growth. Rising oil prices act as a tax on the global economy by impeding consumer spending and squeezing corporate profit margins. At the very least, it is likely that higher oil prices will dampen economic growth over the near term.

In terms of portfolio positioning, as noted previously, we reduced the fund’s risk profile by sharply cutting our allocation to IO CMOs, concluding that their valuations had reached levels that were less compelling from a risk/reward standpoint. However, we continue to closely monitor the IO CMO market, and remain alert for opportunities to reallocate capital to this area when valuations warrant. We also trimmed our holdings of non-agency RMBS, the returns of which are heavily influenced by home prices. Lastly, we are maintaining a short-duration posture, as we anticipate that rates may continue to rise, and plan to continue the fund’s bias toward a flattening yield curve. Overall, the portfolio remains broadly diversified. We continue to believe that a number of attractive opportunities exist outside the broad market indexes for firms like Putnam that have the resources to capitalize on them.

Thanks for your time and for bringing us up to date, Bill.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Of special interest

Your fund’s dividend rate was decreased twice during the semiannual period ended March 31, 2011. The per-share dividend declined from $0.053 to $0.043 effective November 2010, and from $0.043 to $0.039 effective March 2011. The reductions were due to a decrease in yields from asset-backed and commercial mortgage-backed securities, and were also due to an overall decrease in interest income resulting from the current low interest-rate environment.

Portfolio Manager D. William Kohli is Co-Head of Fixed Income at Putnam and Team Leader of Portfolio Construction and Global Strategies. He has an M.B.A. from the Haas School of Business at the University of California, Berkeley, and a B.A. from the University of California, San Diego. Bill joined Putnam in 1994 and has been in the investment industry since 1987.

In addition to Bill, your fund is managed by Michael Atkin, Kevin Murphy, Michael Salm, and Paul Scanlon.

IN THE NEWS

The Federal Reserve continues to back its stimulus efforts already under way. Besides maintaining its near-zero interest-rate policy, the Federal Open Market Committee at its April 15 meeting remained committed to completing its second round of quantitative easing, dubbed “QE2.” Last fall, the central bank launched QE2, which involves the purchase of $600 billion in U.S. Treasury securities, with the primary aim of preventing deflation in the U.S. economy. Last summer, the United States teetered perilously on the brink of a deflationary cliff, as inflation rates fell to 50-year lows. Deflation, which occurs when prices fall in an economy, can cause long-term significant damage to growth. QE2 may have worked, as inflation has returned. In March, the most recent data available, prices measured by the Consumer Price Index (CPI) edged up 0.5% after increasing by the same margin in February. Core inflation, which excludes volatile food and energy prices, rose by 0.1% in March, following a 0.2% uptick in February.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended March 31, 2011, the end of the first half of its current fiscal year. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Fund performance Total return for periods ended 3/31/11

	NAV	Market price

Annual average
Life of fund (since 4/29/88)	7.62%	7.24%

10 years	105.56	114.63
Annual average	7.47	7.94

5 years	41.61	62.34
Annual average	7.21	10.18

3 years	31.27	40.28
Annual average	9.49	11.94

1 year	13.29	4.59

6 months	7.05	-1.62

Performance assumes reinvestment of distributions and does not account for taxes.

Comparative index returns For periods ended 3/31/11

				Lipper Flexible
	Barclays Capital	Citigroup Non-U.S.		Income Funds
	Government/Credit	World Government	JPMorgan Global	(closed-end)
	Bond Index	Bond Index	High Yield Index	category average*

Annual average (life of fund)	7.21%	6.79%	—†	7.25%

10 years	71.31	117.31	140.02%	96.20
Annual average	5.53	8.07	9.15	6.96

5 years	32.75	45.82	55.50	40.29
Annual average	5.83	7.84	9.23	6.99

3 years	15.17	10.07	43.59	28.54
Annual average	4.82	3.25	12.82	8.72

1 year	5.26	8.51	14.49	11.59

6 months	–1.90	–0.49	7.58	5.11

Index and Lipper results should be compared to fund performance at net asset value. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment NAV.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 3/31/11, there were 5, 5, 4, 4, 3, and 2 funds, respectively, in this Lipper category.

† The JPMorgan Global High Yield Index was introduced on 12/31/93, which post-dates the fund’s inception.

Fund price and distribution information For the six-month period ended 3/31/11

Distributions

Number		6

Income		$0.264

Capital gains		—

Total		$0.264

Share value	NAV		Market price

9/30/10	$5.83		$6.28

3/31/11	5.97		5.91

Current yield (end of period)	NAV		Market price

Current dividend rate*	7.84%		7.92%

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the New York Stock Exchange.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Comparative indexes

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Barclays Capital Government/Credit Bond Index is an unmanaged index of U.S. Treasuries, agency securities, and investment-grade corporate bonds.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Citigroup Non-U.S. World Government Bond Index is an unmanaged index generally considered to be representative of the world bond market excluding the United States.

JPMorgan Global High Yield Index is an unmanaged index of global high-yield fixed-income securities.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding share repurchase program

In September 2010, the Trustees of your fund approved the renewal of a share repurchase program that had been in effect since 2005. This renewal will allow your fund to repurchase, in the 12 months beginning October 8, 2010, up to 10% of the fund’s common shares outstanding as of October 7, 2010.

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of March 31, 2011, Putnam employees had approximately $376,000,000 and the Trustees had approximately $69,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

The fund’s portfolio 3/31/11 (Unaudited)

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (22.5%)*		Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (0.3%)
Government National Mortgage Association Pass-Through
Certificates 6 1/2s, November 20, 2038		$1,081,928	$1,209,688

			1,209,688
U.S. Government Agency Mortgage Obligations (22.2%)
Federal Home Loan Mortgage Corporation
Pass-Through Certificates
3 1/2s, with due dates from December 1, 2040 to February 1, 2041 ∆		13,939,516	13,116,757
3 1/2s, TBA, April 1, 2041		1,000,000	939,766

Federal National Mortgage Association
Pass-Through Certificates
4 1/2s, TBA, April 1, 2041		5,000,000	5,088,672
4s, TBA, April 1, 2041		29,000,000	28,528,750
3 1/2s, with due dates from December 1, 2040 to March 1, 2041 ∆		15,913,690	15,005,491
3 1/2s, TBA, April 1, 2041		26,000,000	24,484,689

			87,164,125

Total U.S. government and agency mortgage obligations (cost $88,170,596)			$88,373,813

CORPORATE BONDS AND NOTES (26.9%)*		Principal amount	Value

Basic materials (2.1%)
Associated Materials, LLC 144A company
guaranty sr. notes 9 1/8s, 2017		$215,000	$230,050

Atkore International, Inc. 144A sr. notes 9 7/8s, 2018		112,000	119,560

Celanese US Holdings, LLC 144A company
guaranty sr. notes 6 5/8s, 2018 (Germany)		195,000	200,850

Chemtura Corp. 144A company guaranty sr. unsec.
notes 7 7/8s, 2018		72,000	76,140

Clondalkin Acquisition BV 144A company
guaranty sr. notes FRN 2.31s, 2013 (Netherlands)		75,000	72,000

Ferro Corp. sr. unsec. notes 7 7/8s, 2018		315,000	333,900

FMG Resources August 2006 Pty, Ltd. 144A sr. notes
7s, 2015 (Australia)		284,000	292,957

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 6 7/8s,
2018 (Australia)		230,000	239,200

Georgia-Pacific, LLC sr. unsec. unsub. notes 8 1/8s, 2011		55,000	55,344

Graphic Packaging International, Inc. company
guaranty sr. unsec. notes 7 7/8s, 2018		45,000	48,150

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty sr. notes 8 7/8s, 2018		160,000	169,200

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
144A sr. notes 9s, 2020		175,000	181,453

Huntsman International, LLC 144A company
guaranty sr. unsec. sub. notes 8 5/8s, 2021		185,000	201,650

Ineos Finance PLC 144A company guaranty sr. notes 9s, 2015
(United Kingdom)		200,000	219,000

Ineos Group Holdings PLC company guaranty sr. unsec.
notes Ser. REGS, 7 7/8s, 2016 (United Kingdom)	EUR	117,000	162,260

JMC Steel Group 144A sr. notes 8 1/4s, 2018		$70,000	71,575

KRATON Polymers, LLC/KRATON Polymers Capital Corp. 144A
sr. notes 6 3/4s, 2019		60,000	60,900

CORPORATE BONDS AND NOTES (26.9%)* cont.	Principal amount		Value

Basic materials cont.
Kronos International, Inc. sr. notes 6 1/2s, 2013 (Germany)	EUR	288,800	$410,763

Lyondell Chemical Co. sr. notes 11s, 2018		$605,000	679,113

Lyondell Chemical Co. 144A company guaranty sr. notes 8s, 2017		305,000	336,263

Momentive Performance Materials, Inc. company
guaranty sr. notes 12 1/2s, 2014		195,000	216,450

Momentive Performance Materials, Inc. 144A notes 9s, 2021		296,000	305,990

Nalco Co. 144A sr. notes 6 5/8s, 2019		70,000	72,013

Nexeo Solutions, LLC/Nexeo Solutions Finance Corp. 144A
sr. sub. notes 8 3/8s, 2018		60,000	61,200

Novelis, Inc. company guaranty sr. unsec. notes 7 1/4s, 2015		243,000	247,860

Novelis, Inc. 144A company guaranty sr. notes 8 3/4s, 2020		215,000	236,500

Omnova Solutions, Inc. 144A company
guaranty sr. notes 7 7/8s, 2018		60,000	60,750

PE Paper Escrow GmbH sr. notes Ser. REGS, 11 3/4s,
2014 (Austria)	EUR	405,000	655,102

Rockwood Specialties Group, Inc. company
guaranty sr. unsec. sub. notes 7 5/8s, 2014	EUR	50,000	72,405

SGL Carbon SE company guaranty sr. sub. notes FRN
Ser. EMTN, 2.343s, 2015 (Germany)	EUR	152,000	212,094

Smurfit Kappa Funding PLC sr. unsec. sub. notes 7 3/4s,
2015 (Ireland)		$115,000	117,588

Solutia, Inc. company guaranty sr. unsec. notes 8 3/4s, 2017		160,000	176,000

Solutia, Inc. company guaranty sr. unsec. notes 7 7/8s, 2020		153,000	165,623

Steel Dynamics, Inc. company guaranty sr. unsec.
unsub. notes 7 3/8s, 2012		25,000	26,625

Steel Dynamics, Inc. sr. unsec. unsub. notes 7 3/4s, 2016		269,000	284,468

Teck Resources Limited sr. notes 10 3/4s, 2019 (Canada)		168,000	214,536

Teck Resources Limited sr. notes 10 1/4s, 2016 (Canada)		177,000	212,843

TPC Group, LLC 144A sr. notes 8 1/4s, 2017		185,000	195,638

Tube City IMS Corp. company guaranty sr. unsec.
sub. notes 9 3/4s, 2015		55,000	57,475

USG Corp. 144A company guaranty sr. notes 8 3/8s, 2018		70,000	73,150

Vartellus Specialties, Inc. 144A company
guaranty sr. notes 9 3/8s, 2015		34,000	36,380

Verso Paper Holdings, LLC/Verso Paper, Inc. company
guaranty Ser. B, 11 3/8s, 2016		82,000	86,920

Verso Paper Holdings, LLC/Verso Paper, Inc.
sr. notes 11 1/2s, 2014		214,000	233,795

Verso Paper Holdings, LLC/Verso Paper, Inc. 144A
sr. notes 8 3/4s, 2019		85,000	88,400

			8,270,133
Capital goods (1.3%)
Acquisition Co., Lanza Parent 144A sr. notes 10s, 2017		225,000	248,063

Alliant Techsystems, Inc. company guaranty sr. unsec.
sub. notes 6 7/8s, 2020		240,000	250,800

Alliant Techsystems, Inc. sr. sub. notes 6 3/4s, 2016		199,000	204,224

Allison Transmission, Inc. 144A company guaranty sr. unsec.
notes 11 1/4s, 2015 ‡‡		224,720	244,102

Altra Holdings, Inc. company guaranty sr. notes 8 1/8s, 2016		95,000	101,888

CORPORATE BONDS AND NOTES (26.9%)* cont.	Principal amount		Value

Capital goods cont.
Ardagh Packaging Finance PLC sr. notes Ser. REGS, 7 3/8s,
2017 (Ireland)	EUR	140,000	$202,787

BE Aerospace, Inc. sr. unsec. unsub. notes 6 7/8s, 2020		$138,000	142,658

Berry Plastics Corp. company guaranty sr. notes 9 1/2s, 2018		97,000	96,515

Berry Plastics Corp. 144A sr. notes 9 3/4s, 2021		111,000	109,890

Berry Plastics Holding Corp. company guaranty notes FRN
4.185s, 2014		110,000	103,538

Briggs & Stratton Corp. company guaranty sr. unsec.
notes 6 7/8s, 2020		140,000	146,650

Crown Americas, LLC/Crown Americas Capital Corp. III 144A
sr. notes 6 1/4s, 2021		140,000	142,450

Crown European Holdings SA 144A sr. notes 7 1/8s,
2018 (France)	EUR	50,000	73,600

Exide Technologies 144A sr. notes 8 5/8s, 2018		$95,000	101,413

Griffon Corp. 144A company guaranty sr. unsec.
notes 7 1/8s, 2018		70,000	71,225

Kratos Defense & Security Solutions, Inc. company
guaranty sr. notes 10s, 2017		160,000	176,400

Mueller Water Products, Inc. company guaranty sr. unsec.
unsub. notes 8 3/4s, 2020		30,000	33,375

Polypore International, Inc. 144A sr. notes 7 1/2s, 2017		115,000	120,750

Pregis Corp. company guaranty sr. sub. notes 12 3/8s, 2013		110,000	108,488

Rexel SA company guaranty sr. unsec. notes 8 1/4s,
2016 (France)	EUR	308,000	473,699

Reynolds Group DL Escrow, Inc./Reynolds Group Escrow, LLC
144A sr. notes 7 3/4s, 2016 (Luxembourg)	EUR	377,000	555,901

Reynolds Group Issuer, Inc. 144A sr. notes 9s, 2019		$100,000	103,500

Reynolds Group Issuer, Inc. 144A sr. notes 7 1/8s, 2019		130,000	133,250

Ryerson, Inc. company guaranty sr. notes 12s, 2015		334,000	362,390

Tenneco, Inc. company guaranty sr. unsec.
unsub. notes 7 3/4s, 2018		75,000	80,063

Tenneco, Inc. company guaranty sr. unsub. notes 6 7/8s, 2020		140,000	144,900

Terex Corp. sr. unsec. sub. notes 8s, 2017		58,000	61,118

Thermadyne Holdings Corp. 144A sr. notes 9s, 2017		243,000	256,669

Thermon Industries, Inc. company guaranty sr. notes 9 1/2s, 2017		147,000	158,760

TransDigm, Inc. 144A sr. sub. notes 7 3/4s, 2018		215,000	230,856

			5,239,922
Communication services (3.4%)
Bresnan Broadband Holdings, LLC 144A company
guaranty sr. unsec. unsub. notes 8s, 2018		75,000	79,500

Cablevision Systems Corp. sr. unsec. unsub. notes 8s, 2020		150,000	163,500

CCH II, LLC/CCH II Capital company guaranty sr. unsec.
notes 13 1/2s, 2016		237,462	284,361

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsub. notes 7s, 2019		140,000	143,150

Cequel Communications Holdings I LLC/Cequel Capital Corp.
144A sr. notes 8 5/8s, 2017		146,000	152,205

Cincinnati Bell, Inc. company guaranty sr. unsec. notes 7s, 2015		88,000	89,100

Cincinnati Bell, Inc. company guaranty sr. unsec.
sub. notes 8 3/4s, 2018		75,000	70,875

CORPORATE BONDS AND NOTES (26.9%)* cont.	Principal amount		Value

Communication services cont.
Clearwire Communications, LLC/Clearwire Finance, Inc. 144A
company guaranty sr. notes 12s, 2015		$300,000	$324,000

CPI International Acquisition, Inc. 144A sr. notes 8s, 2018		55,000	55,344

Cricket Communications, Inc. company guaranty sr. unsec.
notes 7 3/4s, 2020		285,000	287,138

Cricket Communications, Inc. company guaranty sr. unsec.
unsub. notes 10s, 2015		354,000	388,515

Cricket Communications, Inc. company
guaranty sr. unsub. notes 7 3/4s, 2016		480,000	510,000

Crown Castle International Corp. sr. unsec. notes 7 1/8s, 2019		70,000	73,325

CSC Holdings LLC sr. notes 6 3/4s, 2012		81,000	84,038

CSC Holdings LLC sr. unsec. unsub. notes 8 1/2s, 2014		60,000	67,275

Digicel Group, Ltd. 144A sr. notes 8 1/4s, 2017 (Jamaica)		431,000	456,860

Frontier Communications Corp. sr. unsec. notes 8 1/8s, 2018		753,000	812,299

Inmarsat Finance PLC 144A company
guaranty sr. notes 7 3/8s, 2017 (United Kingdom)		110,000	116,050

Intelsat Jackson Holdings SA 144A company
guaranty sr. notes 7 1/2s, 2021 (Bermuda) ∆		212,000	212,530

Intelsat Jackson Holdings SA 144A sr. unsec. notes 7 1/4s,
2020 (Bermuda)		225,000	225,000

Intelsat Luxembourg SA company guaranty sr. unsec.
notes 11 1/2s, 2017 (Luxembourg) ‡‡		92,812	101,861

Intelsat Luxembourg SA company guaranty sr. unsec.
notes 11 1/4s, 2017 (Luxembourg)		253,000	276,403

Kabel BW Erste Beteiligungs GmbH/Kabel Baden-Wurttemberg
GmbH & Co. KG 144A company guaranty sr. notes 7 1/2s,
2019 (Germany) ∆	EUR	130,000	186,537

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 9 1/4s, 2014 ∆		$220,000	224,950

Level 3 Financing, Inc. 144A company guaranty sr. unsec.
unsub. notes 9 3/8s, 2019		124,000	119,970

Mediacom LLC/Mediacom Capital Corp. sr. unsec.
notes 9 1/8s, 2019		59,000	63,130

MetroPCS Wireless, Inc. company guaranty sr. unsec.
notes 7 7/8s, 2018		456,000	487,920

MetroPCS Wireless, Inc. company guaranty sr. unsec.
notes 6 5/8s, 2020		139,000	138,826

NII Capital Corp. company guaranty sr. unsec.
unsub. notes 10s, 2016		425,000	484,500

NII Capital Corp. company guaranty sr. unsec.
unsub. notes 7 5/8s, 2021		65,000	66,463

PAETEC Escrow Corp. 144A sr. unsec. notes 9 7/8s, 2018		156,000	164,580

PAETEC Holding Corp. company guaranty sr. notes 8 7/8s, 2017		261,000	281,228

PAETEC Holding Corp. company guaranty sr. unsec.
unsub. notes 9 1/2s, 2015		190,000	199,025

Phones4U Finance PLC 144A sr. notes 9 1/2s, 2018
(United Kingdom)	GBP	180,000	283,115

Qwest Communications International, Inc. company
guaranty 7 1/2s, 2014		$181,000	183,941

Qwest Corp. sr. unsec. notes 7 1/2s, 2014		75,000	85,688

CORPORATE BONDS AND NOTES (26.9%)* cont.	Principal amount		Value

Communication services cont.
Qwest Corp. sr. unsec. unsub. notes 8 7/8s, 2012		$1,003,000	$1,073,210

SBA Telecommunications, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2019		105,000	116,025

SBA Telecommunications, Inc. company guaranty sr. unsec.
notes 8s, 2016		180,000	195,975

Sprint Nextel Corp. sr. notes 8 3/8s, 2017		1,100,000	1,225,125

Sprint Nextel Corp. sr. unsec. notes 6s, 2016		117,000	117,439

Sunrise Communications Holdings SA 144A company
guaranty sr. notes 8 1/2s, 2018 (Luxembourg)	EUR	100,000	150,673

Unitymedia GmbH company guaranty sr. notes Ser. REGS,
9 5/8s, 2019 (Germany)	EUR	293,000	456,147

Unitymedia Hessen/NRW 144A company
guaranty sr. notes 8 1/8s, 2017 (Germany)	EUR	218,000	326,204

UPC Holdings BV sr. notes 9 3/4s, 2018 (Netherlands)	EUR	361,000	554,679

Virgin Media Finance PLC company guaranty sr. unsec. bond
8 7/8s, 2019 (United Kingdom)	GBP	50,000	89,651

Wind Acquisition Finance SA 144A company
guaranty sr. notes 7 3/8s, 2018 (Netherlands)	EUR	325,000	480,932

Windstream Corp. company guaranty sr. unsec.
unsub. notes 8 1/8s, 2018		$60,000	64,050

Windstream Corp. company guaranty sr. unsec.
unsub. notes 7 7/8s, 2017		247,000	264,908

Windstream Corp. 144A company guaranty sr. unsec.
unsub. notes 7 3/4s, 2021		135,000	137,194

			13,195,414
Conglomerates (0.1%)
SPX Corp. sr. unsec. notes 7 5/8s, 2014		115,000	126,644

SPX Corp. 144A company guaranty sr. unsec. notes 6 7/8s, 2017		70,000	75,250

			201,894
Consumer cyclicals (4.2%)
Affinion Group, Inc. 144A sr. notes 10 3/4s, 2016		22,000	24,998

Affinion Group, Inc. company guaranty sr. unsec.
sub. notes 11 1/2s, 2015		250,000	263,750

Affinion Group, Inc. 144A sr. notes 7 7/8s, 2018		407,000	382,580

AMC Entertainment, Inc. 144A sr. sub. notes 9 3/4s, 2020		170,000	181,900

American Axle & Manufacturing, Inc. company
guaranty sr. unsec. notes 5 1/4s, 2014		250,000	250,000

American Casino & Entertainment Properties LLC
sr. notes 11s, 2014		190,000	202,113

Ameristar Casinos, Inc. 144A sr. notes 7 1/2s, 2021 ∆		170,000	168,513

Autonation, Inc. company guaranty sr. unsec. notes 6 3/4s, 2018		255,000	266,794

Beazer Homes USA, Inc. 144A sr. notes 9 1/8s, 2019		115,000	116,294

Bon-Ton Department Stores, Inc. (The) company
guaranty 10 1/4s, 2014		285,000	292,125

Brickman Group Holdings, Inc. 144A sr. notes 9 1/8s, 2018		52,000	55,770

Building Materials Corp. 144A company
guaranty sr. notes 7 1/2s, 2020		100,000	103,750

Building Materials Corp. 144A sr. notes 6 7/8s, 2018		75,000	76,688

Burlington Coat Factory Warehouse Corp. 144A company
guaranty sr. unsec. notes 10s, 2019		140,000	135,800

CORPORATE BONDS AND NOTES (26.9%)* cont.	Principal amount		Value

Consumer cyclicals cont.
Ceasars Entertainment Operating Co., Inc. company
guaranty sr. notes 10s, 2018		$155,000	$141,438

Ceasars Entertainment Operating Co., Inc. sr. notes 11 1/4s, 2017		350,000	397,688

Cedar Fair LP/Canada’s Wonderland Co./Magnum
Management Corp. 144A company guaranty sr. unsec.
notes 9 1/8s, 2018		70,000	75,950

Cenveo Corp. 144A company guaranty sr. unsec.
notes 10 1/2s, 2016		120,000	120,600

Citadel Broadcasting Corp. 144A company guaranty sr. unsec.
notes 7 3/4s, 2018		60,000	65,025

CityCenter Holdings LLC/CityCenter Finance Corp. 144A
company guaranty sr. notes 10 3/4s, 2017 ‡‡		205,000	211,663

Clear Channel Communications, Inc. company guaranty unsec.
unsub. notes 10 3/4s, 2016		99,000	94,298

Clear Channel Communications, Inc. 144A company
guaranty sr. notes 9s, 2021		183,000	182,543

Clear Channel Worldwide Holdings, Inc. company
guaranty sr. unsec. unsub. notes Ser. B, 9 1/4s, 2017		453,000	496,601

Compucom Systems, Inc. 144A sr. sub. notes 12 1/2s, 2015		155,000	167,594

Dana Holding Corp. sr. unsec. notes 6 3/4s, 2021		100,000	100,000

DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. company
guaranty sr. unsec. notes 7 5/8s, 2016		117,000	128,993

DISH DBS Corp. company guaranty 6 5/8s, 2014		634,000	671,248

DR Horton, Inc. sr. notes 7 7/8s, 2011		30,000	30,450

Goodyear Tire & Rubber Co. (The) sr. unsec. notes 10 1/2s, 2016		100,000	112,000

Grupo Televisa SA sr. unsec. notes 6s, 2018 (Mexico)		460,000	501,744

Gymboree Corp. 144A sr. unsec. notes 9 1/8s, 2018		85,000	82,450

Hanesbrands, Inc. company guaranty sr. unsec. notes 6 3/8s, 2020		175,000	170,625

Interactive Data Corp. 144A company
guaranty sr. notes 10 1/4s, 2018		259,000	290,728

Isle of Capri Casinos, Inc. company guaranty 7s, 2014		150,000	148,875

Isle of Capri Casinos, Inc. 144A company guaranty sr.
unsec. notes 7 3/4s, 2019		135,000	134,325

ISS Holdings A/S sr. sub. notes Ser. REGS, 8 7/8s,
2016 (Denmark)	EUR	50,000	74,105

Jarden Corp. company guaranty sr. sub. notes Ser. 1,
7 1/2s, 2020	EUR	50,000	73,622

Jarden Corp. company guaranty sr. unsec. sub. notes
7 1/2s, 2017		$165,000	176,138

Lamar Media Corp. company guaranty sr. notes 9 3/4s, 2014		100,000	115,500

Lear Corp. company guaranty sr. unsec. bonds 7 7/8s, 2018		195,000	212,063

Lear Corp. company guaranty sr. unsec. notes 8 1/8s, 2020		250,000	275,000

Lender Processing Services, Inc. company
guaranty sr. unsec. unsub. notes 8 1/8s, 2016		795,000	827,794

Levi Strauss & Co. sr. unsec. notes 8 7/8s, 2016		70,000	72,975

Limited Brands, Inc. company guaranty sr. unsec.
notes 6 5/8s, 2021		155,000	158,100

CORPORATE BONDS AND NOTES (26.9%)* cont.	Principal amount		Value

Consumer cyclicals cont.
Macy’s Retail Holdings, Inc. company guaranty sr. unsec.
notes 5.9s, 2016		$195,000	$209,381

Mashantucket Western Pequot Tribe 144A bonds 8 1/2s,
2015 (In default) †		340,000	34,000

MTR Gaming Group, Inc. company guaranty sr. notes
12 5/8s, 2014		205,000	218,325

Navistar International Corp. sr. notes 8 1/4s, 2021		260,000	287,300

Needle Merger Sub Corp. 144A sr. unsec. notes 8 1/8s, 2019		135,000	136,350

Neiman-Marcus Group, Inc. company guaranty sr. unsec.
notes 9s, 2015		91,000	95,095

Nielsen Finance, LLC/Nielsen Finance Co. 144A company
guaranty sr. unsec. notes 7 3/4s, 2018		145,000	155,513

Nortek, Inc. company guaranty sr. notes 11s, 2013		185,511	196,178

Nortek, Inc. 144A company guaranty sr. unsec. notes 10s, 2018		115,000	123,913

Owens Corning company guaranty unsec. unsub. notes 9s, 2019		497,000	586,460

Penn National Gaming, Inc. sr. unsec. sub. notes 8 3/4s, 2019		50,000	55,188

Penske Automotive Group, Inc. company guaranty sr. unsec.
sub. notes 7 3/4s, 2016		160,000	165,400

PETCO Animal Supplies, Inc. 144A company
guaranty sr. notes 9 1/4s, 2018		100,000	107,000

PHH Corp. 144A sr. unsec. notes 9 1/4s, 2016		100,000	108,750

Pinnacle Entertainment, Inc. company guaranty sr. unsec.
notes 8 5/8s, 2017		55,000	59,950

Pinnacle Entertainment, Inc. company guaranty sr. unsec.
sub. notes 7 1/2s, 2015		320,000	325,600

Ply Gem Industries, Inc. 144A sr. notes 8 1/4s, 2018		65,000	66,788

Polish Television Holding BV sr. notes Ser. REGS, 11 1/4s
(13s, 11/15/14), 2017 (Netherlands) †† ∆	EUR	292,000	442,374

Realogy Corp. 144A company guaranty sr. notes 7 7/8s, 2019		$50,000	49,625

Roofing Supply Group, LLC/Roofing Supply Finance, Inc. 144A
sr. notes 8 5/8s, 2017		140,000	147,350

Sabre Holdings Corp. sr. unsec. unsub. notes 8.35s, 2016		152,000	146,680

Scotts Miracle-Gro Co. (The) 144A sr. notes 6 5/8s, 2020		140,000	143,675

Sealy Mattress Co. sr. sub. notes 8 1/4s, 2014		75,000	75,750

Sealy Mattress Co. 144A company guaranty sr. sec.
notes 10 7/8s, 2016		145,000	164,213

Sears Holdings Corp. 144A sr. notes 6 5/8s, 2018		139,000	134,830

Sirius XM Radio, Inc. 144A sr. notes 9 3/4s, 2015		403,000	453,879

Standard Pacific Corp. company guaranty sr. unsec.
unsub. notes 7s, 2015		36,000	37,800

Standard Pacific Corp. 144A company guaranty sr. unsec.
notes 8 3/8s, 2021		52,000	53,755

Toys R Us, Inc. sr. unsec. unsub. notes 7 7/8s, 2013		30,000	32,250

Toys R Us - Delaware, Inc. 144A company
guaranty sr. notes 7 3/8s, 2016		45,000	47,588

Toys R Us Property Co., LLC company guaranty sr. unsec.
notes 10 3/4s, 2017		395,000	448,325

Travelport LLC company guaranty 11 7/8s, 2016		159,000	148,268

Travelport LLC company guaranty 9 7/8s, 2014		155,000	150,931

CORPORATE BONDS AND NOTES (26.9%)* cont.	Principal amount		Value

Consumer cyclicals cont.
Travelport, LLC/Travelport, Inc. company
guaranty sr. unsec. notes 9s, 2016		$90,000	$83,588

TRW Automotive, Inc. company guaranty sr. unsec.
unsub. notes Ser. REGS, 6 3/8s, 2014	EUR	110,000	163,952

TRW Automotive, Inc. 144A company
guaranty sr. notes 7 1/4s, 2017		$250,000	275,000

Universal City Development Partners, Ltd. company
guaranty sr. unsec. notes 8 7/8s, 2015		245,000	266,744

Vertis, Inc. company guaranty sr. notes 13 1/2s,
2014 (In default) F † ‡‡		281,131	14,057

Visteon Corp. 144A sr. notes 6 3/4s, 2019 ∆		135,000	135,000

Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. company
guaranty mtge. notes 7 3/4s, 2020		105,000	111,300

XM Satellite Radio, Inc. 144A company guaranty sr. unsec.
notes 13s, 2013		85,000	100,938

XM Satellite Radio, Inc. 144A sr. unsec. notes 7 5/8s, 2018		263,000	277,465

Yankee Candle Co. company guaranty sr. notes Ser. B,
8 1/2s, 2015		125,000	129,688

YCC Holdings, LLC/Yankee Finance, Inc. 144A sr. unsec.
notes 10 1/4s, 2016		80,000	80,600

Yonkers Racing Corp. 144A sr. notes 11 3/8s, 2016		215,000	239,188

			16,317,214
Consumer staples (1.6%)
Anheuser-Busch InBev Worldwide, Inc. company
guaranty sr. unsec. notes 9 3/4s, 2015	BRL	1,400,000	848,738

Archibald Candy Corp. company guaranty sub. notes 10s,
2011 (In default) F †		$88,274	2,825

Avis Budget Car Rental, LLC/Avis Budget Finance, Inc.
company guaranty sr. unsec. unsub. notes 9 5/8s, 2018		105,000	116,025

Avis Budget Car Rental, LLC/Avis Budget Finance, Inc.
company guaranty sr. unsec. unsub. notes 7 3/4s, 2016		345,000	355,781

Bumble Bee Acquisition Corp. 144A company
guaranty sr. notes 9s, 2017		155,000	161,200

Burger King Corp. company guaranty sr. unsec. notes
9 7/8s, 2018		184,000	194,810

Central Garden & Pet Co. company
guaranty sr. sub. notes 8 1/4s, 2018		198,000	207,405

CKE Holdings, Inc. 144A sr. notes 10 1/2s, 2016 ‡‡		95,000	89,063

CKE Restaurants, Inc. company guaranty sr. notes
11 3/8s, 2018		215,000	237,038

Claires Stores, Inc. 144A sr. notes 8 7/8s, 2019		140,000	133,700

Constellation Brands, Inc. company guaranty sr. unsec.
notes 7 1/4s, 2017		23,000	24,955

Constellation Brands, Inc. company guaranty sr. unsec.
unsub. notes 7 1/4s, 2016		111,000	120,019

Darling International, Inc. 144A company
guaranty sr. unsec. notes 8 1/2s, 2018		45,000	48,938

Dean Foods Co. company guaranty sr. unsec. unsub.
notes 7s, 2016		118,000	112,543

DineEquity, Inc. 144A sr. unsec. notes 9 1/2s, 2018		115,000	124,775

CORPORATE BONDS AND NOTES (26.9%)* cont.	Principal amount		Value

Consumer staples cont.
Dole Food Co. 144A sr. notes 8s, 2016		$87,000	$92,329

Dunkin Finance Corp. 144A sr. notes 9 5/8s, 2018		59,000	60,106

EC Finance PLC company guaranty sr. bonds Ser. REGS,
9 3/4s, 2017 (United Kingdom)	EUR	50,000	79,042

Elizabeth Arden, Inc. sr. unsec. unsub. notes 7 3/8s, 2021		$165,000	172,219

Foodcorp, Ltd. 144A company guaranty sr. notes 8 3/4s, 2018
(South Africa)	EUR	100,000	138,448

Hertz Corp. company guaranty sr. unsec. notes 8 7/8s, 2014		$21,000	21,525

Hertz Corp. 144A company guaranty sr. notes 6 3/4s, 2019		70,000	69,388

Hertz Corp. 144A company guaranty sr. unsec. notes
7 1/2s, 2018		65,000	67,275

Hertz Holdings Netherlands BV 144A sr. bonds 8 1/2s,
2015 (Netherlands)	EUR	156,000	239,257

Landry’s Restaurants, Inc. 144A company
guaranty sr. notes 11 5/8s, 2015		$72,000	77,580

Libbey Glass, Inc. sr. notes 10s, 2015		49,000	53,410

Prestige Brands, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2018		145,000	152,975

Prestige Brands, Inc. 144A company guaranty sr. unsec.
notes 8 1/4s, 2018		70,000	73,850

Rite Aid Corp. company guaranty sr. notes 7 1/2s, 2017		315,000	315,000

Rite Aid Corp. company guaranty sr. unsec.
unsub. notes 9 1/2s, 2017		277,000	248,954

Rite Aid Corp. company guaranty sr. unsub. notes 8s, 2020		55,000	58,231

Roadhouse Financing, Inc. 144A sr. notes 10 3/4s, 2017		115,000	123,338

RSC Equipment Rental, Inc. 144A sr. unsec. notes 8 1/4s, 2021		95,000	98,800

Service Corporation International sr. notes 7s, 2019		80,000	84,000

Simmons Foods, Inc. 144A sr. notes 10 1/2s, 2017		115,000	124,775

Spectrum Brands, Inc. 144A sr. notes 9 1/2s, 2018		265,000	292,163

Stewart Enterprises, Inc. sr. notes 6 1/4s, 2013		724,000	724,905

United Rentals North America, Inc. company
guaranty sr. unsec. sub. notes 8 3/8s, 2020		70,000	73,150

West Corp. 144A sr. notes 7 7/8s, 2019		191,000	194,581

West Corp. 144A sr. unsec. notes 8 5/8s, 2018		8,000	8,420

			6,421,536
Energy (5.1%)
Anadarko Petroleum Corp. sr. notes 5.95s, 2016		385,000	418,536

Anadarko Petroleum Corp. sr. unsec. notes 6 3/8s, 2017		250,000	275,174

Arch Coal, Inc. company guaranty sr. unsec. notes 7 1/4s, 2020		305,000	327,113

Arch Western Finance, LLC company
guaranty sr. notes 6 3/4s, 2013		221,000	223,210

ATP Oil & Gas Corp. company guaranty sr. notes 11 7/8s, 2015		65,000	68,250

Brigham Exploration Co. 144A company guaranty sr. unsec.
notes 8 3/4s, 2018		286,000	317,460

Carrizo Oil & Gas, Inc. 144A sr. unsec. notes 8 5/8s, 2018		347,000	367,820

Chaparral Energy, Inc. company guaranty sr. unsec.
notes 8 7/8s, 2017		320,000	336,000

Chaparral Energy, Inc. 144A company guaranty sr. unsec.
notes 8 1/4s, 2021		70,000	72,100

CORPORATE BONDS AND NOTES (26.9%)* cont.	Principal amount		Value

Energy cont.
Chaparral Energy, Inc. 144A sr. notes 9 7/8s, 2020		$140,000	$155,400

Chesapeake Energy Corp. company guaranty sr. unsec.
notes 9 1/2s, 2015		495,000	613,800

Complete Production Services, Inc. company guaranty 8s, 2016		388,000	409,340

Connacher Oil and Gas, Ltd. 144A sec. notes 10 1/4s,
2015 (Canada)		369,000	391,140

Connacher Oil and Gas, Ltd. 144A sr. sec. notes 11 3/4s,
2014 (Canada)		75,000	80,625

CONSOL Energy, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2020		125,000	138,594

CONSOL Energy, Inc. company guaranty sr. unsec. notes
8s, 2017		710,000	777,450

CONSOL Energy, Inc. 144A company guaranty sr. unsec.
notes 6 3/8s, 2021		30,000	30,038

Crosstex Energy LP/Crosstex Energy Finance Corp. company
guaranty sr. unsec. notes 8 7/8s, 2018		365,000	397,850

Denbury Resources, Inc. company guaranty sr. unsec.
sub. notes 8 1/4s, 2020		118,000	131,570

Denbury Resources, Inc. company guaranty sr. unsec.
sub. notes 6 3/8s, 2021		95,000	97,375

EXCO Resources, Inc. company guaranty sr. unsec.
notes 7 1/2s, 2018		405,000	411,581

Expro Finance Luxemburg 144A sr. notes 8 1/2s, 2016
(Luxembourg)		215,000	212,850

Ferrellgas LP/Ferrellgas Finance Corp. 144A
sr. notes 6 1/2s, 2021		98,000	95,060

Forest Oil Corp. sr. notes 8s, 2011		540,000	564,300

Frac Tech Services, LLC/Frac Tech Finance, Inc. 144A
company guaranty sr. notes 7 1/8s, 2018		180,000	184,500

Gazprom Via Gaz Capital SA 144A company guaranty sr. unsec.
bond 8.146s, 2018 (Russia)		176,000	207,152

Gazprom Via Gaz Capital SA 144A sr. sec. bond 9 1/4s,
2019 (Russia)		2,055,000	2,553,769

Gazprom Via White Nights Finance BV notes 10 1/2s,
2014 (Netherlands)		230,000	276,363

Goodrich Petroleum Corp. 144A sr. notes 8 7/8s, 2019		195,000	195,000

Helix Energy Solutions Group, Inc. 144A sr. unsec.
notes 9 1/2s, 2016		455,000	480,025

Hornbeck Offshore Services, Inc. sr. notes Ser. B, 6 1/8s, 2014		340,000	342,125

Inergy LP/Inergy Finance Corp. 144A sr. notes 6 7/8s, 2021		211,000	219,968

Infinis PLC sr. notes Ser. REGS, 9 1/8s, 2014
(United Kingdom)	GBP	98,000	166,829

James River Escrow, Inc. 144A sr. notes 7 7/8s, 2019		$70,000	72,450

Key Energy Services, Inc. company guaranty unsec.
unsub. notes 6 3/4s, 2021		95,000	96,663

Laredo Petroleum, Inc. 144A sr. notes 9 1/2s, 2019		100,000	104,125

Lukoil International Finance BV 144A company
guaranty sr. unsec. unsub. notes 7 1/4s, 2019 (Russia)		200,000	220,754

MEG Energy Corp. 144A company guaranty sr. unsec.
notes 6 1/2s, 2021 (Canada)		135,000	137,194

CORPORATE BONDS AND NOTES (26.9%)* cont.	Principal amount	Value

Energy cont.
Newfield Exploration Co. sr. unsec. sub. notes 6 5/8s, 2014	$348,000	$355,830

OPTI Canada, Inc. company guaranty sr. sec. notes 8 1/4s,
2014 (Canada)	430,000	229,513

OPTI Canada, Inc. 144A company guaranty sr. notes 9 3/4s,
2013 (Canada)	286,000	285,643

OPTI Canada, Inc. 144A sr. notes 9s, 2012 (Canada)	89,000	90,446

Peabody Energy Corp. company guaranty 7 3/8s, 2016	529,000	587,190

Peabody Energy Corp. company guaranty sr. unsec.
unsub. notes 6 1/2s, 2020	19,000	20,378

Petrobras International Finance Co. company
guaranty sr. unsec. notes 7 7/8s, 2019 (Brazil)	440,000	516,472

Petrobras International Finance Co. company
guaranty sr. unsec. notes 5 3/8s, 2021 (Brazil)	625,000	626,886

Petrohawk Energy Corp. company guaranty sr. unsec.
notes 10 1/2s, 2014	95,000	109,131

Petroleos de Venezuela SA company guaranty sr. unsec.
notes 5 1/4s, 2017 (Venezuela)	1,665,000	1,005,660

Petroleos de Venezuela SA sr. unsec. notes 4.9s, 2014 (Venezuela)	395,000	290,325

Petroleos de Venezuela SA sr. unsec. sub. bonds 5s, 2015 (Venezuela)	920,000	604,550

Petroleos de Venezuela SA 144A company
guaranty sr. notes 8 1/2s, 2017 (Venezuela)	160,000	113,120

Petroleos de Venezuela SA 144A company guaranty sr. unsec.
notes 8s, 2013 (Venezuela)	225,000	208,688

Petroleos Mexicanos company guaranty sr. unsec.
unsub. notes 5 1/2s, 2021 (Mexico)	175,000	177,625

Petroleum Co. of Trinidad & Tobago Ltd. 144A sr. unsec.
notes 9 3/4s, 2019 (Trinidad)	545,000	660,813

Petroleum Development Corp. company guaranty sr. unsec.
notes 12s, 2018	240,000	272,100

Plains Exploration & Production Co. company
guaranty 7 3/4s, 2015	70,000	73,063

Plains Exploration & Production Co. company guaranty 7s, 2017	80,000	82,600

Plains Exploration & Production Co. company
guaranty sr. unsec. notes 10s, 2016	270,000	304,425

Power Sector Assets & Liabilities Management Corp. 144A
govt. guaranty sr. unsec. notes 7 1/4s, 2019 (Philippines)	425,000	484,500

Range Resources Corp. company
guaranty sr. sub. notes 6 3/4s, 2020	150,000	159,750

Rosetta Resources, Inc. company guaranty sr. unsec.
notes 9 1/2s, 2018	124,000	137,640

SandRidge Energy, Inc. 144A company guaranty sr. unsec.
notes 7 1/2s, 2021	40,000	41,500

SandRidge Energy, Inc. 144A company guaranty sr. unsec.
unsub. notes 8s, 2018	455,000	476,613

SM Energy Co. 144A sr. unsec. notes 6 5/8s, 2019	85,000	87,231

		20,171,245
Financials (4.8%)
ACE Cash Express, Inc. 144A sr. notes 11s, 2019	135,000	137,363

Ally Financial, Inc. company guaranty sr. unsec. notes 7s, 2012	25,000	25,781

CORPORATE BONDS AND NOTES (26.9%)* cont.	Principal amount		Value

Financials cont.
Ally Financial, Inc. company guaranty sr. unsec.
notes 6 7/8s, 2012		$403,000	$423,150

Ally Financial, Inc. company guaranty sr. unsec.
notes 6 5/8s, 2012		512,000	532,480

Ally Financial, Inc. company guaranty sr. unsec.
unsub. notes 8.3s, 2015		65,000	71,256

Ally Financial, Inc. company guaranty sr. unsec.
unsub. notes FRN 2.511s, 2014		39,000	37,837

Ally Financial, Inc. 144A company guaranty notes 6 1/4s, 2017		140,000	142,625

Ally Financial, Inc. 144A company guaranty sr. unsec.
unsub. notes 7 1/2s, 2020		565,000	602,431

Banco Do Brasil 144A sr. unsec. 9 3/4s, 2017 (Brazil)	BRL	436,000	267,304

Bosphorus Financial Services, Ltd. 144A sr. notes FRN
2.113s, 2012		$361,250	357,181

CB Richard Ellis Services, Inc. company guaranty sr. unsec.
notes 6 5/8s, 2020		56,000	57,680

CIT Group, Inc. sr. bonds 7s, 2017		925,000	926,156

CIT Group, Inc. sr. bonds 7s, 2016		493,000	493,616

CIT Group, Inc. sr. bonds 7s, 2015		144,000	145,260

CIT Group, Inc. sr. bonds 7s, 2014		46,000	46,863

CIT Group, Inc. 144A company guaranty notes 6 5/8s, 2018		205,000	207,997

CNO Financial Group, Inc. 144A company
guaranty sr. notes 9s, 2018		55,000	58,300

Corrections Corporation of America company
guaranty sr. notes 7 3/4s, 2017		257,000	278,845

HUB International Holdings, Inc. 144A
sr. sub. notes 10 1/4s, 2015		95,000	98,325

HUB International Holdings, Inc. 144A sr. unsec.
unsub. notes 9s, 2014		65,000	67,925

Icahn Enterprises LP/Icahn Enterprises Finance Corp.
company guaranty sr. unsec. notes 8s, 2018		385,000	395,588

JPMorgan Chase & Co. 144A sr. unsec. notes FRN zero %, 2017		1,000,000	1,007,961

JPMorgan Chase & Co. 144A sr. unsec. unsub. notes FRN
3.91s, 2011	RUB	22,000,000	773,500

JPMorgan Chase & Co. 144A unsec. unsub. notes 8s, 2012	INR	19,000,000	429,806

Leucadia National Corp. sr. unsec. notes 7 1/8s, 2017		$252,000	264,600

National Money Mart Co. company guaranty sr. unsec.
unsub. notes 10 3/8s, 2016 (Canada)		128,000	142,720

Nuveen Investments, Inc. company guaranty sr. unsec.
unsub. notes 10 1/2s, 2015		191,000	196,253

Offshore Group Investments, Ltd. company
guaranty sr. notes 11 1/2s, 2015 (Cayman Islands)		115,000	127,650

Omega Healthcare Investors, Inc. 144A sr. notes 6 3/4s, 2022 R		85,000	86,806

Russian Agricultural Bank OJSC Via RSHB Capital SA
sub. bonds FRB 6.97s, 2016 (Russia)		3,585,000	3,594,393

Russian Agricultural Bank OJSC Via RSHB Capital SA 144A
notes 9s, 2014 (Russia)		1,425,000	1,637,040

Sabra Health Care LP/Sabra Capital Corp. company
guaranty sr. unsec. unsub. notes 8 1/8s, 2018 R		100,000	105,500

CORPORATE BONDS AND NOTES (26.9%)* cont.	Principal amount		Value

Financials cont.
Shinhan Bank 144A sr. unsec. bond 6s, 2012 (South Korea)		$137,000	$144,060

SLM Corp. sr. notes Ser. MTN, 6 1/4s, 2016		170,000	177,890

State Bank of India/London 144A sr. unsec. notes 4 1/2s,
2015 (India)		155,000	157,508

Ukreximbank Via Biz Finance PLC sr. unsec.
unsub. bonds 8 3/8s, 2015 (United Kingdom)		200,000	206,176

USI Holdings Corp. 144A company guaranty sr. unsec.
notes FRN 4.188s, 2014		60,000	58,350

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec.
notes 7 1/2s, 2011 (Russia)		1,090,000	1,121,283

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec.
notes 6 1/4s, 2035 (Russia)		130,000	137,800

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec.
unsub. notes 6.609s, 2012 (Russia)		1,390,000	1,475,652

VTB Bank Via VTB Capital SA 144A sr. unsec. notes 6 7/8s,
2018 (Russia)		1,385,000	1,504,387

			18,723,298
Government (0.1%)
International Bank for Reconstruction & Development
sr. unsec. unsub. notes Ser. GDIF, 5 1/4s, 2014 (Supra-Nation)	RUB	9,750,000	332,127

			332,127
Health care (1.3%)
Aviv Healthcare Properties LP 144A sr. notes 7 3/4s, 2019 ∆		$205,000	213,713

Biomet, Inc. company guaranty sr. unsec. notes 10s, 2017		100,000	109,625

Capella Healthcare, Inc. 144A company
guaranty sr. notes 9 1/4s, 2017		160,000	170,400

CHS/Community Health Systems, Inc. company
guaranty sr. unsec. sub. notes 8 7/8s, 2015		271,000	285,905

ConvaTec Healthcare E SA 144A sr. notes 7 3/8s, 2017
(Luxembourg)	EUR	100,000	146,197

ConvaTec Healthcare E SA 144A sr. unsec. notes 10 1/2s,
2018 (Luxembourg)		$215,000	225,750

DaVita, Inc. company guaranty sr. unsec. notes 6 5/8s, 2020		45,000	45,563

DaVita, Inc. company guaranty sr. unsec. notes 6 3/8s, 2018		145,000	146,450

Fresenius Medical Care US Finance, Inc. 144A company
guaranty sr. notes 5 3/4s, 2021		225,000	217,969

Giant Funding Corp. 144A sr. notes 8 1/4s, 2018 (Spain)		95,000	97,494

HCA Holdings, Inc. 144A sr. unsec. notes 7 3/4s, 2021		172,000	179,310

HCA, Inc. company guaranty sr. notes 9 5/8s, 2016 ‡‡		394,000	424,535

HCA, Inc. sr. sec. notes 9 1/4s, 2016		681,000	732,926

Multiplan, Inc. 144A company guaranty sr. notes 9 7/8s, 2018		150,000	160,500

Select Medical Corp. company guaranty 7 5/8s, 2015		203,000	206,553

Surgical Care Affiliates, Inc. 144A sr. sub. notes 10s, 2017		310,000	320,850

Surgical Care Affiliates, Inc. 144A sr. unsec.
notes 8 7/8s, 2015 ‡‡		120,841	123,560

Tenet Healthcare Corp. company guaranty sr. notes 10s, 2018		119,000	139,379

Tenet Healthcare Corp. sr. notes 9s, 2015		285,000	313,500

Tenet Healthcare Corp. sr. notes 8 7/8s, 2019		198,000	225,720

Tenet Healthcare Corp. sr. unsec. notes 8s, 2020		175,000	182,438

CORPORATE BONDS AND NOTES (26.9%)* cont.	Principal amount		Value

Health care cont.
Valeant Pharmaceuticals International 144A company
guaranty sr. notes 7s, 2020		$30,000	$29,100

Valeant Pharmaceuticals International 144A company
guaranty sr. unsec. notes 6 7/8s, 2018		75,000	73,500

Valeant Pharmaceuticals International 144A
sr. notes 6 3/4s, 2017		30,000	29,550

Vanguard Health Systems, Inc. 144A sr. notes zero %, 2016		200,000	127,000

Ventas Realty LP/Capital Corp. company guaranty 9s, 2012 R		305,000	327,988

			5,255,475
Technology (1.1%)
Advanced Micro Devices, Inc. sr. unsec. notes 7 3/4s, 2020		60,000	61,650

Avaya, Inc. company guaranty sr. unsec. notes 9 3/4s, 2015		64,000	65,040

Avaya, Inc. 144A company guaranty sr. notes 7s, 2019		190,000	185,250

Buccaneer Merger Sub., Inc. 144A sr. notes 9 1/8s, 2019		188,000	199,280

Ceridian Corp. company guaranty sr. unsec. notes 12 1/4s, 2015 ‡‡		64,000	66,880

Ceridian Corp. sr. unsec. notes 11 1/4s, 2015		241,000	250,640

CommScope, Inc. 144A sr. notes 8 1/4s, 2019		140,000	146,300

Fidelity National Information Services, Inc. company
guaranty sr. unsec. notes 7 7/8s, 2020		81,000	88,493

Fidelity National Information Services, Inc. company
guaranty sr. unsec. notes 7 5/8s, 2017		201,000	217,834

First Data Corp. company guaranty sr. unsec. notes 10.55s, 2015 ‡‡		229,495	237,814

First Data Corp. company guaranty sr. unsec.
sub. notes 11 1/4s, 2016		141,000	140,471

First Data Corp. 144A company guaranty sr. notes 8 7/8s, 2020		75,000	82,313

First Data Corp. 144A company guaranty sr. notes 7 3/8s, 2019 ∆		50,000	51,063

Freescale Semiconductor, Inc. company guaranty sr. unsec.
sub. notes 10 1/8s, 2016		2,000	2,125

Freescale Semiconductor, Inc. 144A company
guaranty sr. notes 10 1/8s, 2018		416,000	464,880

Freescale Semiconductor, Inc. 144A company
guaranty sr. unsec. notes 10 3/4s, 2020		2,000	2,245

Iron Mountain, Inc. company guaranty sr. unsec.
sub. notes 8s, 2020		470,000	498,200

NXP BV/NXP Funding, LLC 144A company
guaranty sr. notes 9 3/4s, 2018 (Netherlands)		464,000	519,680

Seagate HDD Cayman 144A company guaranty sr. unsec.
notes 7 3/4s, 2018 (Cayman Islands)		186,000	192,510

SunGard Data Systems, Inc. company guaranty 10 1/4s, 2015		351,000	368,550

SunGard Data Systems, Inc. 144A sr. unsec. notes 7 5/8s, 2020		149,000	153,098

Unisys Corp. 144A company guaranty sr. sub. notes 14 1/4s, 2015		109,000	132,435

			4,126,751
Transportation (0.1%)
AMGH Merger Sub., Inc. 144A company guaranty sr. notes 9 1/4s, 2018		198,000	212,355

Swift Services Holdings, Inc. 144A company guaranty sr. notes 10s, 2018		215,000	233,275

			445,630
Utilities and power (1.7%)
AES Corp. (The) sr. unsec. unsub. notes 8s, 2017		475,000	510,625

Aguila 3 SA company guaranty sr. notes Ser. REGS, 7 7/8s,
2018 (Luxembourg)	CHF	378,000	422,613

CORPORATE BONDS AND NOTES (26.9%)* cont.	Principal amount	Value

Utilities and power cont.
Calpine Corp. 144A company guaranty sr. notes 7 7/8s, 2020	$165,000	$174,900

Calpine Corp. 144A sr. notes 7 1/4s, 2017	425,000	442,000

Dynegy Holdings, Inc. sr. unsec. notes 7 3/4s, 2019	495,000	384,244

Edison Mission Energy sr. unsec. notes 7 3/4s, 2016	151,000	128,350

Edison Mission Energy sr. unsec. notes 7 1/2s, 2013	69,000	68,655

Edison Mission Energy sr. unsec. notes 7.2s, 2019	147,000	114,660

Edison Mission Energy sr. unsec. notes 7s, 2017	23,000	18,458

El Paso Natural Gas Co. debs. 8 5/8s, 2022	247,000	311,320

Energy Future Holdings Corp. company
guaranty sr. notes 10s, 2020	595,000	630,507

Energy Future Intermediate Holdings Co., LLC sr. notes 10s, 2020	196,000	207,696

Energy Transfer Equity LP company guaranty sr. unsec.
notes 7 1/2s, 2020	150,000	163,125

GenOn Energy, Inc. 144A sr. notes 9 7/8s, 2020	295,000	308,275

GenOn Energy, Inc. 144A sr. unsec. notes 9 1/2s, 2018	45,000	46,800

Ipalco Enterprises, Inc. 144A sr. notes 7 1/4s, 2016	115,000	124,488

Majapahit Holding BV 144A company guaranty sr. unsec.
notes 8s, 2019 (Indonesia)	400,000	454,000

Majapahit Holding BV 144A company guaranty sr. unsec.
notes 7 3/4s, 2020 (Indonesia)	1,085,000	1,221,873

Mirant Americas Generation, Inc. sr. unsec. notes 8.3s, 2011	100,000	100,250

NRG Energy, Inc. sr. notes 7 3/8s, 2016	600,000	621,000

NV Energy, Inc. sr. unsec. notes 6 1/4s, 2020	110,000	111,946

NV Energy, Inc. sr. unsec. unsub. notes 6 3/4s, 2017	40,000	41,026

		6,606,811

Total corporate bonds and notes (cost $100,384,850)		$105,307,450

MORTGAGE-BACKED SECURITIES (19.9%)*	Principal amount	Value

Adjustable Rate Mortgage Trust
FRB Ser. 07-1, Class 2A1, 5.646s, 2037	$623,250	$378,040
FRB Ser. 07-1, Class 5A31, 0.39s, 2037	979,541	541,197

Banc of America Commercial Mortgage, Inc. 144A
Ser. 01-1, Class J, 6 1/8s, 2036	163,000	133,660
Ser. 01-1, Class K, 6 1/8s, 2036	367,000	273,959
Ser. 07-5, Class XW, IO, 0.427s, 2051	110,664,345	1,924,110

Banc of America Funding Corp.
FRB Ser. 06-D, Class 6A1, 5.429s, 2036	2,316,642	1,517,401
FRB Ser. 07-B, Class A1, 0.464s, 2047	986,698	651,221

Barclays Capital, LLC Trust FRB Ser. 07-AA1, Class 2A1,
0.43s, 2037	1,384,043	899,628

Bear Stearns Adjustable Rate Mortgage Trust FRB Ser. 07-1,
Class 2A1, 5.237s, 2047	1,124,829	742,387

Bear Stearns Alt-A Trust
FRB Ser. 06-5, Class 2A2, 5.999s, 2036	2,530,439	1,746,003
FRB Ser. 06-5, Class 2A1, 5.637s, 2036	525,586	357,399
Ser. 06-4, Class 22A1, 5.217s, 2036	733,454	377,729
FRB Ser. 07-1, Class 21A1, 5.202s, 2047	1,237,934	747,366
FRB Ser. 05-10, Class 25A1, 2.671s, 2036	1,064,607	691,994

MORTGAGE-BACKED SECURITIES (19.9%)* cont.	Principal amount		Value

Bear Stearns Alt-A Trust II FRB Ser. 07-1, Class 1A1,
5.447s, 2047		$3,502,430	$2,175,885

Bear Stearns Asset Backed Securities Trust
FRB Ser. 07-AC4, Class A1, 0.55s, 2037		1,401,939	700,969
FRB Ser. 06-IM1, Class A1, 0.48s, 2036		550,644	294,237

Bear Stearns Commercial Mortgage Securities, Inc. 144A
Ser. 07-PW18, Class X1, IO, 0.121s, 2050		60,869,105	376,749

Citigroup Mortgage Loan Trust, Inc.
FRB Ser. 05-10, Class 1A5A, 5.581s, 2035		437,745	302,044
FRB Ser. 06-AR5, Class 2A5A, 5.473s, 2036		1,121,491	652,587
FRB Ser. 07-AR5, Class 1A1A, 5.411s, 2037		592,558	369,106
FRB Ser. 05-10, Class 1A4A, 2.4s, 2035		1,086,331	697,968

Citigroup/Deutsche Bank Commercial Mortgage Trust 144A
Ser. 07-CD5, Class XS, IO, 0 1/8s, 2044		35,642,107	231,069

Cornerstone Titan PLC 144A
FRB Ser. 05-CT1A, Class D, 1.823s, 2014 (United Kingdom)	GBP	444,023	499,358
FRB Ser. 05-CT2A, Class E, 1.789s, 2014 (United Kingdom)	GBP	226,682	273,140

Countrywide Alternative Loan Trust
Ser. 07-16CB, Class 3A1, 6 3/4s, 2037		$909,567	566,387
Ser. 07-16CB, Class 4A7, 6s, 2037		307,475	236,756
Ser. 06-45T1, Class 2A2, 6s, 2037		1,461,234	1,034,700
Ser. 06-45T1, Class 2A5, 6s, 2037		475,769	342,553
Ser. 06-J8, Class A4, 6s, 2037		1,173,767	715,998
Ser. 06-40T1, Class 1A11, 6s, 2037		676,806	491,029
Ser. 06-41CB, Class 1A7, 6s, 2037		506,082	377,031
Ser. 07-HY5R, Class 2A1A, 5.544s, 2047		1,038,691	994,547
Ser. 07-8CB, Class A1, 5 1/2s, 2037		690,147	531,413
FRB Ser. 06-24CB, Class A13, 0.6s, 2036		620,468	386,435
FRB Ser. 06-OC10, Class 2A2A, 0.43s, 2036		771,748	412,885

Countrywide Home Loans FRB Ser. 05-HYB4, Class 2A1,
2.87s, 2035		465,707	344,624

Countrywide Home Loans 144A
Ser. 05-R3, Class AS, IO, 5.532s, 2035		111,988	13,765
FRB Ser. 05-R3, Class AF, 0.65s, 2035		110,085	94,673

Credit Suisse Mortgage Capital Certificates Ser. 07-1,
Class 1A4, 6.131s, 2037		589,948	368,717

CS First Boston Mortgage Securities Corp. 144A Ser. 02-CP5,
Class M, 5 1/4s, 2035		354,000	92,965

Deutsche Alt-A Securities, Inc. Mortgage FRB Ser. 06-AR1,
Class 1A3, 0.58s, 2036		3,477,000	1,651,575

Deutsche Alternative Securities, Inc.
FRB Ser. 06-AR6, Class A6, 0.44s, 2037		763,500	458,100
FRB Ser. 06-AR3, Class A1, 0.44s, 2036		1,144,288	587,878

DLJ Commercial Mortgage Corp. Ser. 98-CF2, Class B4,
6.04s, 2031		286,492	286,463

European Prime Real Estate PLC 144A FRB Ser. 1-A, Class D,
1 5/8s, 2014 (United Kingdom)	GBP	259,662	58,404

Federal Home Loan Mortgage Corp.
IFB Ser. 3182, Class SP, 27.58s, 2032		$317,283	492,061
IFB Ser. 3211, Class SI, IO, 26.593s, 2036		228,450	139,453
IFB Ser. 3408, Class EK, 24.767s, 2037		225,297	318,640

MORTGAGE-BACKED SECURITIES (19.9%)* cont.	Principal amount	Value

Federal Home Loan Mortgage Corp.
IFB Ser. 2979, Class AS, 23.338s, 2034	$125,126	$163,890
IFB Ser. 3072, Class SM, 22.862s, 2035	283,927	380,000
IFB Ser. 3072, Class SB, 22.715s, 2035	254,351	338,717
IFB Ser. 3249, Class PS, 21.434s, 2036	236,036	313,683
IFB Ser. 3105, Class SI, IO, 18.961s, 2036	182,479	87,367
IFB Ser. 3031, Class BS, 16.087s, 2035	420,200	511,199
IFB Ser. 3184, Class SP, IO, 7.095s, 2033	2,364,528	269,334
IFB Ser. 3727, Class PS, IO, 6.445s, 2038	3,172,918	511,862
IFB Ser. 3287, Class SE, IO, 6.445s, 2037	1,579,876	246,492
IFB Ser. 3398, Class SI, IO, 6.395s, 2036	2,208,497	275,422
IFB Ser. 3762, Class SA, IO, 6.345s, 2040	3,577,537	580,092
IFB Ser. 3677, Class KS, IO, 6.295s, 2040	3,743,824	531,807
IFB Ser. 3485, Class SI, IO, 6.295s, 2036	503,738	74,906
IFB Ser. 3346, Class SC, IO, 6.295s, 2033	12,647,067	1,841,287
IFB Ser. 3346, Class SB, IO, 6.295s, 2033	7,189,088	1,038,895
IFB Ser. 3242, Class SC, IO, 6.035s, 2036	6,662,295	899,410
IFB Ser. 3225, Class EY, IO, 6.035s, 2036	16,076,256	2,100,363
IFB Ser. 3751, Class SB, IO, 5.785s, 2039	9,330,869	1,306,322
Ser. 3645, Class ID, IO, 5s, 2040	1,360,819	233,244
Ser. 3653, Class KI, IO, 5s, 2038	2,997,508	520,038
Ser. 3632, Class CI, IO, 5s, 2038	1,609,109	287,500
Ser. 3626, Class DI, IO, 5s, 2037	1,143,447	144,543
Ser. 3623, Class CI, IO, 5s, 2036	1,027,300	148,959
Ser. 3747, Class HI, IO, 4 1/2s, 2037	663,787	105,698
Ser. 3738, Class MI, IO, 4s, 2034	6,782,733	900,487
Ser. 3736, Class QI, IO, 4s, 2034	8,371,011	1,088,231
Ser. 3751, Class MI, IO, 4s, 2034	9,245,242	1,257,260
Ser. 3707, Class HI, IO, 4s, 2023	1,369,939	153,885
Ser. 3707, Class KI, IO, 4s, 2023	2,416,994	240,249
Ser. T-57, Class 1AX, IO, 0.425s, 2043	1,433,466	18,604
Ser. 3124, Class DO, PO, zero %, 2036	24,399	18,257
FRB Ser. 3326, Class YF, zero %, 2037	85,022	77,105
FRB Ser. 3251, Class TC, zero %, 2036	58,508	57,646
FRB Ser. 3072, Class TJ, zero %, 2035	11,700	10,810
FRB Ser. 3052, Class TJ, zero %, 2035	3,089	2,992
FRB Ser. 3326, Class WF, zero %, 2035	18,112	16,944
FRB Ser. 3030, Class EF, zero %, 2035	22,885	20,095
FRB Ser. 3033, Class YF, zero %, 2035	7,430	7,377
FRB Ser. 3412, Class UF, zero %, 2035	10,460	9,393

Federal National Mortgage Association
IFB Ser. 06-62, Class PS, 38.403s, 2036	452,807	741,521
IFB Ser. 07-53, Class SP, 23.285s, 2037	253,982	346,826
IFB Ser. 08-24, Class SP, 22.368s, 2038	218,161	297,177
IFB Ser. 05-75, Class GS, 19.502s, 2035	278,387	352,237
IFB Ser. 05-83, Class QP, 16.745s, 2034	293,254	361,975
IFB Ser. 10-35, Class SG, IO, 6.1505s, 2040	4,686,573	840,537
Ser. 10-21, Class IP, IO, 5s, 2039	2,755,834	509,829
Ser. 378, Class 19, IO, 5s, 2035	3,251,037	627,782
Ser. 366, Class 22, IO, 4 1/2s, 2035	1,179,214	127,756
Ser. 407, Class 2, IO, 4s, 2041 ∆	1,010,000	241,138

MORTGAGE-BACKED SECURITIES (19.9%)* cont.	Principal amount	Value

Federal National Mortgage Association
Ser. 406, Class 2, IO, 4s, 2041	$4,421,000	$1,029,209
Ser. 406, Class 1, IO, 4s, 2041	2,754,000	652,423
Ser. 03-W10, Class 1, IO, 1.554s, 2043	774,606	36,310
Ser. 06-26, Class NB, 1s, 2036	1,865	1,871
Ser. 99-51, Class N, PO, zero %, 2029	37,403	33,724
IFB Ser. 06-48, Class FG, zero %, 2036	30,423	30,097

FFCA Secured Lending Corp. 144A Ser. 00-1, Class X, IO,
1.114s, 2020	2,965,891	88,324

GMAC Commercial Mortgage Securities, Inc. 144A Ser. 99-C3,
Class G, 6.974s, 2036	117,390	107,999

Government National Mortgage Association Ser. 06-36,
Class OD, PO, zero %, 2036	17,735	16,587

GS Mortgage Securities Corp. II 144A Ser. 05-GG4, Class XC,
IO, 0.285s, 2039	71,415,217	1,390,093

Harborview Mortgage Loan Trust FRB Ser. 05-14, Class 5A1A,
5.6s, 2035	1,314,329	854,314

HSI Asset Loan Obligation FRB Ser. 07-AR1, Class 2A1,
5.835s, 2037 ∆	3,036,167	2,064,593

IMPAC Secured Assets Corp. FRB Ser. 07-2, Class 1A1A,
0.36s, 2037 F	1,204,566	650,466

IndyMac Indx Mortgage Loan Trust
FRB Ser. 07-AR15, Class 1A1, 5.473s, 2037	1,605,842	1,089,243
FRB Ser. 06-AR25, Class 5A1, 5.434s, 2036	1,813,207	1,085,963
FRB Ser. 06-AR25, Class 3A1, 5.399s, 2036 F	844,905	464,698
FRB Ser. 07-AR9, Class 2A1, 5.384s, 2037	800,796	530,271
FRB Ser. 07-AR11, Class 1A1, 4.742s, 2037	922,788	539,831
FRB Ser. 06-AR3, Class 2A1A, 3.012s, 2036	1,271,441	696,546
FRB Ser. 05-AR31, Class 3A1, 2.69s, 2036	1,945,920	1,313,496
FRB Ser. 06-AR39, Class A1, 0.43s, 2037	3,560,766	2,252,184
FRB Ser. 06-AR35, Class 2A1A, 0.42s, 2037	1,208,232	660,703

JPMorgan Alternative Loan Trust
FRB Ser. 06-A7, Class 1A1, 0.41s, 2036	1,107,542	631,299
FRB Ser. 06-A6, Class 1A1, 0.41s, 2036	852,693	513,646
FRB Ser. 07-A1, Class 1A1A, 0.39s, 2037	990,952	495,476

JPMorgan Chase Commercial Mortgage Securities Corp. 144A
Ser. 07-CB20, Class X1, IO, 0.148s, 2051	65,124,132	630,050

LB Commercial Conduit Mortgage Trust 144A Ser. 99-C1,
Class G, 6.41s, 2031	253,101	248,210

Lehman XS Trust FRB Ser. 07-8H, Class A1, 0.38s, 2037 F	863,690	431,845

Merrill Lynch Mortgage Investors, Inc. Ser. 96-C2,
Class JS, IO, 2.287s, 2028	1,047,712	34,753

Merrill Lynch/Countrywide Commercial Mortgage Trust 144A
Ser. 06-4, Class XC, IO, 0.222s, 2049	58,395,208	707,983

Mezz Cap Commercial Mortgage Trust 144A
Ser. 04-C1, Class X, IO, 7.667s, 2037	768,769	45,204
Ser. 07-C5, Class X, IO, 3.985s, 2049	2,275,216	159,948

Morgan Stanley Capital I 144A FRB Ser. 04-RR, Class F7, 6s, 2039	1,730,000	1,396,975

Morgan Stanley Mortgage Loan Trust
FRB Ser. 06-3AR, Class 3A1, 5.503s, 2036	525,442	373,064
FRB Ser. 07-11AR, Class 2A1, 5.068s, 2037	2,394,866	1,208,234

MORTGAGE-BACKED SECURITIES (19.9%)* cont.	Principal amount		Value

Morgan Stanley Mortgage Loan Trust
Ser. 05-5AR, Class 2A1, 2.987s, 2035		$843,571	$556,757
Ser. 06-6AR, Class 2A, 2.674s, 2036		688,934	420,250

Morgan Stanley ReREMIC Trust 144A FRB Ser. 10-C30A,
Class A3B, 10.236s, 2043		1,215,429	1,288,355

Mortgage Capital Funding, Inc. Ser. 97-MC2, Class X, IO,
1.233s, 2012		1,419	14

PNC Mortgage Acceptance Corp. 144A Ser. 00-C1, Class J,
6 5/8s, 2033		123,000	4,920

Residential Asset Securitization Trust
Ser. 07-A5, Class 2A3, 6s, 2037		609,854	460,440
FRB Ser. 05-A2, Class A1, 0 3/4s, 2035		321,916	260,655

STRIPS 144A Ser. 03-1A, Class N, 5s, 2018		193,000	135,100

Structured Adjustable Rate Mortgage Loan Trust
FRB Ser. 07-10, Class 1A1, 6s, 2037		1,150,620	592,569
FRB Ser. 06-9, Class 1A1, 5.224s, 2036		685,143	414,040
FRB Ser. 07-4, Class 1A1, 0.49s, 2037		847,892	436,664

Structured Asset Securities Corp.
IFB Ser. 07-4, Class 1A3, IO, 5.99s, 2045		3,820,087	527,649
Ser. 07-4, Class 1A4, IO, 1s, 2045		5,152,703	142,320

Ursus PLC 144A FRB Ser. 1-A, Class D, 6.938s, 2012 (Ireland)	GBP	209,988	16,868

Wachovia Bank Commercial Mortgage Trust Ser. 07-C34, IO,
0.378s, 2046		$17,752,959	267,537

Wachovia Bank Commercial Mortgage Trust 144A FRB
Ser. 05-WL5A, Class L, 3.555s, 2018		477,000	286,200

Total mortgage-backed securities (cost $74,372,119)			$78,065,371

ASSET-BACKED SECURITIES (14.3%)*	Principal amount		Value

Accredited Mortgage Loan Trust FRB Ser. 07-1, Class A3,
0.38s, 2037		$1,462,000	$1,008,780

Ace Securities Corp.
FRB Ser. 06-OP2, Class A2C, 0.4s, 2036		107,000	66,764
FRB Ser. 06-HE3, Class A2C, 0.4s, 2036		115,000	54,848

Asset Backed Securities Corp. Home Equity Loan Trust FRB
Ser. 06-HE4, Class A5, 0.41s, 2036		84,111	59,899

Bear Stearns Asset Backed Securities, Inc. FRB Ser. 04-FR3,
Class M6, 5 1/8s, 2034		47,888	10,602

Bombardier Capital Mortgage Securitization Corp. Ser. 00-A,
Class A4, 8.29s, 2030		450,432	319,807

Citigroup Mortgage Loan Trust, Inc. FRB Ser. 07-OPX1,
Class A1A, 0.32s, 2037		431,446	198,465

Conseco Finance Securitizations Corp.
Ser. 00-2, Class A5, 8.85s, 2030		1,160,675	951,754
Ser. 00-5, Class A7, 8.2s, 2032		881,907	736,392
Ser. 00-1, Class A5, 8.06s, 2031		794,204	619,479
Ser. 00-4, Class A5, 7.97s, 2032		159,282	131,408
Ser. 00-5, Class A6, 7.96s, 2032		689,165	592,682
Ser. 02-1, Class M1F, 7.954s, 2033		44,000	47,559
FRB Ser. 02-1, Class M1A, 2.311s, 2033		2,249,000	1,976,412
FRB Ser. 01-4, Class M1, 2.011s, 2033		295,000	155,880

ASSET-BACKED SECURITIES (14.3%)* cont.	Principal amount		Value

Countrywide Asset Backed Certificates
FRB Ser. 06-6, Class 2A3, 0.53s, 2036		$4,059,000	$1,633,748
FRB Ser. 07-7, Class 2A3, 0.48s, 2047		2,847,000	1,395,030
FRB Ser. 07-3, Class 2A2, 0.42s, 2047		859,000	639,693
FRB Ser. 07-6, Class 2A2, 0.42s, 2037		538,000	418,080
FRB Ser. 06-8, Class 2A3, 0.41s, 2046		660,000	402,600
FRB Ser. 06-24, Class 2A3, 0.4s, 2047		730,000	368,650
FRB Ser. 06-25, Class 2A2, 0.37s, 2047		850,000	773,500
FRB Ser. 07-1, Class 2A2, 0.35s, 2037		1,467,000	1,188,270

Credit-Based Asset Servicing and Securitization
FRB Ser. 06-CB9, Class A2, 0.36s, 2036		1,156,000	525,980
FRB Ser. 07-CB1, Class AF1A, 0.32s, 2037		552,349	178,403

Crest, Ltd. 144A Ser. 03-2A, Class E2, 8s, 2038		457,381	9,148

First Franklin Mortgage Loan Asset Backed Certificates
FRB Ser. 07-FF1, Class A2D, 0.47s, 2038		874,000	417,306
FRB Ser. 06-FF18, Class A2C, 0.41s, 2037		1,632,000	758,880
FRB Ser. 06-FF11, Class 2A3, 0.4s, 2036		871,000	514,979
FRB Ser. 06-FF7, Class 2A3, 0.4s, 2036		540,334	364,201
FRB Ser. 07-FF1, Class A2C, 0.39s, 2038		1,275,000	582,880

Fremont Home Loan Trust FRB Ser. 06-2, Class 2A3, 0.42s, 2036		353,000	223,773

Granite Mortgages PLC
FRB Ser. 03-2, Class 2C1, 3.562s, 2043 F	EUR	1,430,000	1,074,022
FRB Ser. 03-2, Class 3C, 3.326s, 2043 F	GBP	688,016	516,745

Green Tree Financial Corp.
Ser. 94-6, Class B2, 9s, 2020		$858,870	601,209
Ser. 94-4, Class B2, 8.6s, 2019		321,202	165,577
Ser. 93-1, Class B, 8.45s, 2018		189,494	150,797
Ser. 99-5, Class A5, 7.86s, 2029		857,293	784,423
Ser. 96-8, Class M1, 7.85s, 2027		387,000	372,362
Ser. 99-5, Class A6, 7 1/2s, 2030		599,685	545,713
Ser. 95-8, Class B1, 7.3s, 2026		362,579	352,532
Ser. 95-4, Class B1, 7.3s, 2025		371,800	350,086
Ser. 97-6, Class M1, 7.21s, 2029		1,087,000	921,063
Ser. 98-2, Class A6, 6.81s, 2028		273,420	281,234
Ser. 99-3, Class A7, 6.74s, 2031		677,381	677,381
Ser. 99-3, Class A9, 6.53s, 2031		441,919	417,614
Ser. 99-2, Class A7, 6.44s, 2030		34,913	35,325
Ser. 99-1, Class A6, 6.37s, 2025		10,968	11,352
Ser. 98-4, Class A5, 6.18s, 2030		338,973	348,870

Greenpoint Manufactured Housing Ser. 00-3, Class IA, 8.45s, 2031		1,354,980	1,395,629

GSAA Home Equity Trust
FRB Ser. 05-15, Class 2A2, 0 1/2s, 2036		784,000	559,000
FRB Ser. 05-11, Class 3A4, 0 1/2s, 2035		1,409,125	1,197,756
FRB Ser. 06-19, Class A3A, 0.49s, 2036		419,661	216,125
FRB Ser. 06-8, Class 2A2, 0.43s, 2036		5,524,007	2,844,864
FRB Ser. 06-11, Class 2A2, 0.41s, 2036		2,440,384	1,281,202
FRB Ser. 06-19, Class A1, 0.34s, 2036		1,644,116	836,905
FRB Ser. 06-17, Class A1, 0.31s, 2036		1,338,889	656,056
FRB Ser. 06-8, Class 2A1, 0.31s, 2036		1,626,591	764,498
FRB Ser. 06-12, Class A1, 0.3s, 2036		2,064,899	1,078,910

ASSET-BACKED SECURITIES (14.3%)* cont.	Principal amount	Value

GSAMP Trust FRB Ser. 07-HE2, Class A2A, 0.37s, 2047	$468,265	$442,160

GSMPS Mortgage Loan Trust FRB Ser. 05-14, Class 2A2,
0 1/2s, 2035	1,034,313	734,362

Guggenheim Structured Real Estate Funding, Ltd. 144A
FRB Ser. 05-2A, Class E, 2 1/4s, 2030	394,528	17,754
FRB Ser. 05-1A, Class E, 2.05s, 2030	9,988	1,798

Lehman XS Trust
FRB Ser. 07-3, Class 1BA2, 6.17s, 2037	824,770	385,580
FRB Ser. 06-19, Class A2, 0.42s, 2036	2,344,032	1,456,962
FRB Ser. 07-1, Class 1A3, 0.37s, 2037	4,343,358	1,843,625

Long Beach Mortgage Loan Trust
FRB Ser. 06-4, Class 2A4, 0.51s, 2036	115,310	44,947
FRB Ser. 06-WL1, Class 2A3, 0.49s, 2046	854,101	593,600
FRB Ser. 06-6, Class 2A3, 0.4s, 2036	4,112,000	1,685,920

Madison Avenue Manufactured Housing Contract FRB
Ser. 02-A, Class B1, 3 1/2s, 2032	1,328,356	1,242,013

Merrill Lynch First Franklin Mortgage Loan Asset Backed
Certificates FRB Ser. 07-1, Class A2B, 0.42s, 2037	1,147,245	642,457

Merrill Lynch Mortgage Investors Trust FRB Ser. 07-HE1,
Class A2B, 0.42s, 2037	1,033,821	397,860

Mid-State Trust Ser. 11, Class B, 8.221s, 2038	98,420	93,983

Morgan Stanley Capital, Inc. FRB Ser. 04-HE8, Class B3,
3.45s, 2034	50,173	11,105

Novastar Home Equity Loan
FRB Ser. 06-1, Class A2C, 0.41s, 2036	1,037,025	562,067
FRB Ser. 06-2, Class A2C, 0.4s, 2036	1,275,000	707,687
FRB Ser. 06-6, Class A2B, 0.35s, 2037	670,521	448,185

Oakwood Mortgage Investors, Inc.
Ser. 99-D, Class A1, 7.84s, 2029	709,971	717,070
Ser. 00-A, Class A2, 7.765s, 2017	106,193	83,919
Ser. 95-B, Class B1, 7.55s, 2021	198,135	144,024
Ser. 00-D, Class A4, 7.4s, 2030	1,598,814	1,119,170
Ser. 02-B, Class A4, 7.09s, 2032	357,379	360,707
Ser. 99-B, Class A4, 6.99s, 2026	688,379	688,379
Ser. 02-A, Class A4, 6.97s, 2032	41,958	42,024
Ser. 01-D, Class A4, 6.93s, 2031	565,107	470,452
Ser. 01-E, Class A4, 6.81s, 2031	905,501	810,990
Ser. 99-B, Class A3, 6.45s, 2017	163,994	160,406
Ser. 01-C, Class A2, 5.92s, 2017	810,494	445,772
Ser. 02-C, Class A1, 5.41s, 2032	1,154,719	1,122,964
Ser. 01-E, Class A2, 5.05s, 2031	800,378	644,304
Ser. 02-A, Class A2, 5.01s, 2020	184,396	168,438

Oakwood Mortgage Investors, Inc. 144A
Ser. 01-B, Class A4, 7.21s, 2030	504,241	489,114
FRB Ser. 01-B, Class A2, 0.63s, 2018	197,363	174,406

Residential Asset Mortgage Products, Inc. FRB Ser. 07-RZ1,
Class A2, 0.41s, 2037	176,000	114,818

Residential Asset Securities Corp. Ser. 01-KS3, Class AII,
0.71s, 2031	1,174,179	935,407

SG Mortgage Securities Trust FRB Ser. 06-OPT2, Class A3D,
0.46s, 2036	246,000	95,145

ASSET-BACKED SECURITIES (14.3%)* cont.	Principal amount		Value

Soundview Home Equity Loan Trust FRB Ser. 06-OPT3,
Class 2A3, 0.42s, 2036		$117,000	$94,741

TIAA Real Estate CDO, Ltd. Ser. 03-1A, Class E, 8s, 2038		477,228	57,267

TIAA Real Estate CDO, Ltd. 144A Ser. 02-1A, Class IV,
6.84s, 2037		390,000	136,538

Total asset-backed securities (cost $58,133,077)			$56,151,222

FOREIGN GOVERNMENT BONDS AND NOTES (8.1%)*	Principal amount		Value

Argentina (Republic of) sr. unsec. bonds Ser. VII, 7s, 2013		$197,000	$200,546

Argentina (Republic of) sr. unsec. bonds FRB 0.45s, 2013		1,431,000	512,298

Argentina (Republic of) sr. unsec. unsub. bonds 7s, 2015		4,996,000	4,703,734

Argentina (Republic of) sr. unsec. unsub. bonds Ser. $V,
10 1/2s, 2012	ARS	2,039,000	498,120

Argentina (Republic of) sr. unsec. unsub. bonds FRB
0.467s, 2012		$21,601,000	5,238,243

Banco Nacional de Desenvolvimento Economico e Social
144A notes 5 1/2s, 2020 (Brazil)		100,000	101,750

Brazil (Federal Republic of) notes 10s, 2017	BRL	1,500	836,390

Brazil (Federal Republic of) unsub. notes 10s, 2014	BRL	990	582,280

Chile (Republic of) notes 5 1/2s, 2020	CLP	170,000,000	357,191

Croatia (Republic of) 144A sr. unsec. unsub. notes 6 3/8s, 2021		$265,000	265,331

Export-Import Bank of Korea 144A sr. unsec.
unsub. notes 5.1s, 2013	INR	22,600,000	479,873

Ghana (Republic of) 144A unsec. notes 8 1/2s, 2017		$690,000	765,941

Hungary (Republic of) sr. unsec. unsub. notes 6 3/8s, 2021		70,000	70,088

Indonesia (Republic of) 144A sr. unsec.
unsub. bonds 6 7/8s, 2018		550,000	622,875

Indonesia (Republic of) 144A sr. unsec.
unsub. bonds 6 3/4s, 2014		1,590,000	1,760,814

Industrial Bank of Korea 144A sr. notes 7 1/8s, 2014		325,000	365,761

Philippines (Republic of) sr. unsec. unsub. bonds 6 1/2s, 2020		1,350,000	1,527,188

Russia (Federation of) 144A unsec. unsub. bonds 7 1/2s, 2030		2,183,800	2,534,737

South Africa (Republic of) sr. unsec. unsub. notes 6 7/8s, 2019		430,000	499,338

Sri Lanka (Republic of) 144A notes 7.4s, 2015		200,000	213,994

Turkey (Republic of) bonds 16s, 2012	TRY	175,000	120,561

Turkey (Republic of) sr. unsec. notes 7 1/2s, 2019		$810,000	933,906

Turkey (Republic of) sr. unsec. notes 7 1/2s, 2017		1,505,000	1,730,389

Ukraine (Government of ) Financing of Infrastructural
Projects State Enterprise 144A govt. guaranty notes 8 3/8s, 2017		175,000	183,750

Ukraine (Government of) sr. unsec. bonds 6.385s, 2012		125,000	129,038

Ukraine (Government of) 144A bonds 7 3/4s, 2020		1,060,000	1,093,125

Ukraine (Government of) 144A sr. unsec. notes 7.95s, 2021		730,000	734,555

Ukraine (Government of) 144A sr. unsec. unsub. notes 7.65s, 2013		400,000	422,000

Venezuela (Republic of) bonds 8 1/2s, 2014		225,000	203,958

Venezuela (Republic of) unsec. notes 10 3/4s, 2013		1,985,000	1,986,528

Venezuela (Republic of) unsec. notes FRN Ser. REGS, 1.303s, 2011		770,000	767,474

Venezuela (Republic of) 144A unsec. bonds 13 5/8s, 2018		1,285,000	1,216,124

Total foreign government bonds and notes (cost $28,569,398)			$31,657,900

SENIOR LOANS (3.1%)* c	Principal amount	Value

Basic materials (0.1%)
Georgia-Pacific, LLC bank term loan FRN Ser. B2, 2.303s, 2012	$94,571	$94,474

Ineos Holdings, Ltd. bank term loan FRN Ser. B2, 7.501s,
2013 (United Kingdom) ∆	89,760	92,257

Ineos Holdings, Ltd. bank term loan FRN Ser. C2, 8.001s,
2014 (United Kingdom) ∆	95,240	97,889

Momentive Performance Materials, Inc. bank term loan FRN
3.813s, 2013	158,756	156,871

Smurfit-Stone Container Enterprises, Inc. bank term loan
FRN 6 3/4s, 2016	65,840	65,964

		507,455
Communication services (0.5%)
CCO Holdings, LLC / CCO Holdings Capital Corp. bank term
loan FRN 2.762s, 2014	200,000	195,500

Charter Communications Operating, LLC bank term loan FRN
Ser. l, 7 1/4s, 2014	90,731	91,071

Charter Communications, Inc. bank term loan FRN Ser. C,
3.56s, 2016	813,259	811,221

Insight Midwest, LP bank term loan FRN Ser. B, 2.024s, 2014	119,814	118,277

Intelsat Jackson Holdings SA bank term loan FRN 3.303s,
2014 (Luxembourg)	460,000	450,513

Level 3 Communications, Inc. bank term loan FRN 2.553s, 2014	158,000	153,370

Level 3 Financing, Inc. bank term loan FRN Ser. B, 11 1/2s, 2014	95,000	101,460

		1,921,412
Consumer cyclicals (1.2%)
Brickman Group Holdings, Inc. bank term loan FRN Ser. B,
7 1/4s, 2016	438,900	447,129

Burlington Coat Factory Warehouse Corp. bank term loan FRN
Ser. B, 6 1/4s, 2017	50,000	49,305

CCM Merger, Inc. bank term loan FRN Ser. B, 7s, 2017	255,000	258,028

Cedar Fair LP bank term loan FRN 4s, 2017	78,582	78,876

Cengage Learning Acquisitions, Inc. bank term loan FRN
Ser. B, 2.55s, 2014	288,196	275,914

Clear Channel Communications, Inc. bank term loan FRN
Ser. B, 3.912s, 2016	236,042	207,553

Compucom Systems, Inc. bank term loan FRN 3.77s, 2014	106,063	102,350

Dex Media West, LLC bank term loan FRN Ser. A, 7s, 2014	141,316	125,212

Federal Mogul Corp. bank term loan FRN Ser. B, 2.196s, 2014	69,170	67,391

Federal Mogul Corp. bank term loan FRN Ser. C, 2.189s, 2015	35,291	34,383

GateHouse Media, Inc. bank term loan FRN Ser. B, 2.52s, 2014	217,466	96,555

GateHouse Media, Inc. bank term loan FRN Ser. B, 2.27s, 2014 ∆	185,167	82,214

GateHouse Media, Inc. bank term loan FRN Ser. DD, 2.27s, 2014 ∆	69,092	30,677

Golden Nugget, Inc. bank term loan FRN 2.268s, 2014 ‡‡	57,738	49,691

Golden Nugget, Inc. bank term loan FRN Ser. B, 2.27s, 2014 ‡‡	101,431	87,294

Goodman Global, Inc. bank term loan FRN 9s, 2017	120,000	123,225

Goodman Global, Inc. bank term loan FRN 5 3/4s, 2016	241,785	242,841

Harrah’s Operating Co., Inc. bank term loan FRN Ser. B1,
3.303s, 2015	265,000	245,084

Harrah’s Operating Co., Inc. bank term loan FRN Ser. B2,
3.303s, 2015	309,439	286,183

SENIOR LOANS (3.1%)* c cont.	Principal amount	Value

Consumer cyclicals cont.
Jarden Corp. bank term loan FRN Ser. B4, 3.553s, 2015	$164,431	$165,150

Michaels Stores, Inc. bank term loan FRN Ser. B, 2.584s, 2013	107,457	106,352

National Bedding Co., LLC bank term loan FRN Ser. B,
3.818s, 2013	72,633	72,360

R.H. Donnelley, Inc. bank term loan FRN Ser. B, 9s, 2014	526,256	412,453

Realogy Corp. bank term loan FRN Ser. B, 4.562s, 2016	422,232	397,162

ServiceMaster Co. (The) bank term loan FRN Ser. B, 2.779s, 2014	225,245	220,780

ServiceMaster Co. (The) bank term loan FRN Ser. DD, 2.77s, 2014	22,822	22,370

Six Flags Theme Parks bank term loan FRN Ser. B, 5 1/4s, 2016	212,857	214,028

Tribune Co. bank term loan FRN Ser. B, 5 1/4s, 2014 (In default) †	289,000	201,171

Univision Communications, Inc. bank term loan FRN 4.512s, 2017	171,147	166,440

		4,868,171
Consumer staples (0.4%)
Claire’s Stores, Inc. bank term loan FRN 3.026s, 2014	188,732	179,899

Del Monte Foods Co. bank term loan FRN Ser. B, 4 1/2s, 2018	115,000	115,018

Revlon Consumer Products bank term loan FRN 6.001s, 2015	957,763	960,157

Rite-Aid Corp. bank term loan FRN Ser. B, 2.013s, 2014	94,519	90,809

West Corp. bank term loan FRN Ser. B2, 2.743s, 2013	23,026	22,893

West Corp. bank term loan FRN Ser. B5, 4.618s, 2016	56,002	56,049

		1,424,825
Energy (0.1%)
EPCO Holdings, Inc. bank term loan FRN Ser. A, 1 1/4s, 2012	202,000	197,960

Hercules Offshore, Inc. bank term loan FRN Ser. B, 7 1/2s, 2013	130,296	127,970

MEG Energy Corp. bank term loan FRN Ser. B, 4s, 2018 (Canada) ∆	115,000	115,633

		441,563
Financials (0.1%)
AGFS Funding Co. bank term loan FRN 7 1/4s, 2015	105,000	105,049

Fifth Third Processing Solutions, Inc. bank term loan FRN
8 1/4s, 2017	45,000	45,619

HUB International Holdings, Inc. bank term loan FRN 6 3/4s, 2014	71,905	71,438

		222,106
Health care (0.5%)
Ardent Health Systems bank term loan FRN Ser. B, 6 1/2s, 2015	149,865	150,364

Axcan Intermediate Holdings, Inc. bank term loan FRN
Ser. B, 5 1/2s, 2017	64,838	64,655

Carestream Health, Inc. bank term loan FRN Ser. B, 5s, 2017	145,000	141,760

Grifols SA bank term loan FRN Ser. B, 6s, 2016 (Spain) ∆	100,000	100,625

Health Management Associates, Inc. bank term loan FRN
2.053s, 2014	643,872	634,053

IASIS Healthcare, Corp. bank term loan FRN 5.554s, 2014 ‡‡	134,968	133,195

IASIS Healthcare, LLC bank term loan FRN 7.62s, 2014	32,503	32,198

IASIS Healthcare, LLC bank term loan FRN Ser. B, 2.262s, 2014	342,449	339,238

IASIS Healthcare, LLC bank term loan FRN Ser. DD, 2.262s, 2014	118,533	117,422

Multiplan, Inc. bank term loan FRN Ser. B, 4 3/4s, 2017	139,961	140,346

		1,853,856
Technology (—%)
Avaya, Inc. bank term loan FRN Ser. B3, 4.811s, 2017	76,315	74,407

Ceridian Corp. bank term loan FRN 3.253s, 2014	123,000	119,310

		193,717

SENIOR LOANS (3.1%)* c cont.	Principal amount	Value

Utilities and power (0.2%)
Cengage Learning Acquisitions, Inc. bank term loan FRN
Ser. B3, 3.761s, 2014	$192,450	$161,658

NRG Energy, Inc. bank term loan FRN 3.553s, 2015	171,649	170,388

NRG Energy, Inc. bank term loan FRN 2.245s, 2013	30,684	30,760

NRG Energy, Inc. bank term loan FRN 2.053s, 2013	66	65

NRG Energy, Inc. bank term loan FRN Ser. B, 3.553s, 2015	203,547	204,310

Texas Competitive Electric Holdings Co., LLC bank term loan
FRN Ser. B2, 3.786s, 2014	264,574	222,667

		789,848

Total senior loans (cost $12,611,893)		$12,222,953

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (0.4%)*	strike price	amount	Value

Option on an interest rate swap with Credit
Suisse International for the right to pay a
fixed rate of 1.70175% versus the six month
CHF-LIBOR-BBA maturing January 23, 2014.	Jan-12/1.70175	$15,780,000	$60,833

Option on an interest rate swap with UBS AG for
the right to pay a fixed rate of 1.722% versus
the six month CHF-LIBOR-BBA maturing
January 23, 2014.	Jan-12/1.722	15,780,000	58,825

Option on an interest rate swap with Credit
Suisse International for the right to pay a
fixed rate of 1.578% versus the six month
CHF-LIBOR-BBA maturing December 24, 2013.	Dec-11/1.578	15,780,000	60,234

Option on an interest rate swap with Credit
Suisse International for the right to pay a
fixed rate of 1.602% versus the six month
CHF-LIBOR-BBA maturing December 22, 2013.	Dec-11/1.602	15,780,000	56,974

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a
fixed rate of 4.555% versus the three month
USD-LIBOR-BBA maturing August 5, 2041.	Aug-11/4.555	$4,769,200	267,409

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to pay a fixed
rate of 4.555% versus the three month
USD-LIBOR-BBA maturing August 5, 2041.	Aug-11/4.555	4,769,200	113,030

Option on an interest rate swap with Barclay’s
Bank PLC for the right to pay a fixed rate
of 3.96% versus the three month USD-LIBOR-BBA
maturing June 3, 2021.	Jun-11/3.96	83,019,200	444,153

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a
fixed rate of 3.59% versus the three month
USD-LIBOR-BBA maturing April 28, 2021.	Apr-11/3.59	43,694,334	426,020

Total purchased options outstanding (cost $2,378,160)			$1,487,478

CONVERTIBLE BONDS AND NOTES (0.2%)*	Principal amount	Value

Advanced Micro Devices, Inc. cv. sr. unsec. notes 6s, 2015	$238,000	$245,438

Ford Motor Co. cv. sr. unsec. notes 4 1/4s, 2016	157,000	284,776

General Growth Properties, Inc. zero %, 2027 F R	395,000	494

Steel Dynamics, Inc. cv. sr. notes 5 1/8s, 2014	195,000	249,113

Total convertible bonds and notes (cost $545,136)		$779,821

PREFERRED STOCKS (0.1%)*	Shares	Value

Ally Financial, Inc. 144A Ser. G, 7.00% cum. pfd.	228	$212,154

Total preferred stocks (cost $76,202)		$212,154

CONVERTIBLE PREFERRED STOCKS (—%)*	Shares	Value

General Motors Co. Ser. B, $2.375 cv. pfd.	3,856	$185,811

Lehman Brothers Holdings, Inc. Ser. P,
7.25% cv. pfd. (In default) †	667	367

Total convertible preferred stocks (cost $821,499)		$186,178

COMMON STOCKS (—%)*	Shares	Value

Bohai Bay Litigation, LLC (Escrow) F	991	$3,091

Nortek, Inc. †	728	31,304

Trump Entertainment Resorts, Inc. † F	94	470

Total common stocks (cost $27,454)		$34,865

WARRANTS (—%)* †	Expiration	Strike
	date	price	Warrants	Value

Charter Communications, Inc. Class A	11/30/14	$46.86	20	$235

Smurfit Kappa Group PLC 144A (Ireland) F	10/01/13	EUR 0.001	508	33,409

Total warrants (cost $19,277)				$33,644

SHORT-TERM INVESTMENTS (35.2%)*	Principal amount/shares	Value

Putnam Money Market Liquidity Fund 0.13% [e]	74,605,117	$74,605,117

U.S. Treasury Bills for effective yields ranging from 0.14%
to 0.20%, November 17, 2011 ##	$12,565,000	12,552,159

U.S. Treasury Bills for effective yields ranging from 0.23%
to 0.26%, October 20, 2011 # ##	25,491,000	25,462,246

U.S. Treasury Bills for effective yields ranging from 0.19%
to 0.24%, August 25, 2011 # ##	14,162,000	14,148,050

U.S. Treasury Bills for effective yields ranging from 0.22%
to 0.24%, July 28, 2011 # ##	6,328,000	6,322,722

U.S. Treasury Bills for effective yields ranging from 0.20%
to 0.21%, June 2, 2011 # ##	5,067,000	5,064,649

Total short-term investments (cost $138,149,635)		$138,154,943

TOTAL INVESTMENTS

Total investments (cost $504,259,296)		$512,667,792

Key to holding’s currency abbreviations

ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
EUR	Euro
GBP	British Pound
INR	Indian Rupee
JPY	Japanese Yen
MXN	Mexican Peso
RUB	Russian Ruble
SEK	Swedish Krona
TRY	Turkish Lira

Key to holding’s abbreviations

EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds
FRN	Floating Rate Notes
IFB	Inverse Floating Rate Bonds
IO	Interest Only
MTN	Medium Term Notes
OJSC	Open Joint Stock Company
PO	Principal Only
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2010 through March 31, 2011 (the reporting period).

* Percentages indicated are based on net assets of $391,977,073.

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# These securities, in part or in entirety, were pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

## These securities, in part or in entirety, were pledged and segregated with the custodian for collateral on certain derivatives contracts at the close of the reporting period.

∆ Forward commitments, in part or in entirety (Note 1).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) based on the securities’ valuation inputs.

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $259,289,674 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA’s.

The rates shown on FRB and FRN are the current interest rates at the close of the reporting period.

The dates shown on debt obligations are the original maturity dates.

IFB are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at the close of the reporting period.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period (as a percentage of Portfolio Value):

United States	87.0%	Netherlands	0.5%

Russia	2.9	Ukraine	0.5

Argentina	2.2	Luxembourg	0.5

Venezuela	1.2	United Kingdom	0.5

Indonesia	0.8	Other	2.8

Brazil	0.6	Total	100.0%

Turkey	0.5

FORWARD CURRENCY CONTRACTS at 3/31/11 (aggregate face value $249,810,090) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A.

	Australian Dollar	Buy	4/20/11	$3,712,046	$3,667,735	$44,311

	Brazilian Real	Buy	4/20/11	357,269	352,169	5,100

	British Pound	Sell	4/20/11	3,129,889	3,149,286	19,397

	Canadian Dollar	Buy	4/20/11	1,034,636	1,013,823	20,813

	Chilean Peso	Buy	4/20/11	21,993	22,130	(137)

	Czech Koruna	Sell	4/20/11	326,002	325,483	(519)

	Euro	Buy	4/20/11	863,131	837,210	25,921

	Japanese Yen	Sell	4/20/11	2,595,028	2,639,036	44,008

	Mexican Peso	Buy	4/20/11	375,946	368,764	7,182

	Norwegian Krone	Buy	4/20/11	1,644,371	1,627,809	16,562

	Singapore Dollar	Buy	4/20/11	1,678,091	1,660,095	17,996

	South African Rand	Sell	4/20/11	8,972	8,511	(461)

	South Korean Won	Buy	4/20/11	1,067,778	1,050,353	17,425

	Swedish Krona	Buy	4/20/11	1,071,074	1,066,474	4,600

	Swiss Franc	Sell	4/20/11	1,552,544	1,570,123	17,579

	Taiwan Dollar	Sell	4/20/11	408,234	407,322	(912)

	Turkish Lira	Sell	4/20/11	611,496	580,748	(30,748)

Barclays Bank PLC

	Australian Dollar	Sell	4/20/11	2,187,773	2,072,390	(115,383)

	Brazilian Real	Buy	4/20/11	859,439	843,828	15,611

	British Pound	Sell	4/20/11	2,557,401	2,578,811	21,410

FORWARD CURRENCY CONTRACTS at 3/31/11 (aggregate face value $249,810,090) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Barclays Bank PLC cont.

	Canadian Dollar	Sell	4/20/11	$2,862,639	$2,843,969	$(18,670)

	Chilean Peso	Sell	4/20/11	20,020	20,162	142

	Czech Koruna	Sell	4/20/11	249,814	248,901	(913)

	Euro	Sell	4/20/11	1,148,759	1,143,594	(5,165)

	Hungarian Forint	Buy	4/20/11	918,562	907,871	10,691

	Indian Rupee	Sell	4/20/11	1,160,369	1,140,070	(20,299)

	Japanese Yen	Sell	4/20/11	2,949,674	2,967,210	17,536

	Mexican Peso	Buy	4/20/11	202,450	202,030	420

	New Zealand Dollar	Sell	4/20/11	405,908	391,783	(14,125)

	Norwegian Krone	Buy	4/20/11	2,418,234	2,406,156	12,078

	Philippines Peso	Buy	4/20/11	493,457	495,274	(1,817)

	Polish Zloty	Sell	4/20/11	312,515	312,625	110

	Singapore Dollar	Buy	4/20/11	1,692,052	1,680,632	11,420

	South Korean Won	Buy	4/20/11	1,199,053	1,173,522	25,531

	Swedish Krona	Sell	4/20/11	1,155,283	1,153,326	(1,957)

	Swiss Franc	Sell	4/20/11	1,919,261	1,941,978	22,717

	Taiwan Dollar	Sell	4/20/11	9,580	9,547	(33)

	Thai Baht	Buy	4/20/11	488,902	485,787	3,115

	Turkish Lira	Buy	4/20/11	99,310	95,418	3,892

Citibank, N.A.

	Australian Dollar	Buy	4/20/11	663,190	648,157	15,033

	Brazilian Real	Sell	4/20/11	1,293,956	1,262,724	(31,232)

	British Pound	Sell	4/20/11	3,575,961	3,613,750	37,789

	Canadian Dollar	Buy	4/20/11	1,359,805	1,350,912	8,893

	Chilean Peso	Sell	4/20/11	222,917	224,391	1,474

	Czech Koruna	Buy	4/20/11	330,719	328,667	2,052

	Danish Krone	Buy	4/20/11	256,321	251,714	4,607

	Euro	Buy	4/20/11	1,724,842	1,724,753	89

	Hungarian Forint	Buy	4/20/11	563,839	564,374	(535)

	Japanese Yen	Sell	4/20/11	3,955,989	4,023,199	67,210

	Mexican Peso	Buy	4/20/11	807,551	794,824	12,727

	New Zealand Dollar	Buy	4/20/11	14,489	13,975	514

	Norwegian Krone	Buy	4/20/11	473,004	468,465	4,539

	Polish Zloty	Buy	4/20/11	1,037,596	1,027,892	9,704

	Singapore Dollar	Buy	4/20/11	167,841	165,596	2,245

	South African Rand	Sell	4/20/11	53,047	50,628	(2,419)

	South Korean Won	Buy	4/20/11	580,665	570,474	10,191

	Swedish Krona	Buy	4/20/11	359,927	358,754	1,173

	Swiss Franc	Buy	4/20/11	2,296,347	2,326,082	(29,735)

	Taiwan Dollar	Buy	4/20/11	572,831	570,583	2,248

	Turkish Lira	Buy	4/20/11	265,494	255,125	10,369

Credit Suisse AG

	Australian Dollar	Sell	4/20/11	150,720	142,588	(8,132)

	Brazilian Real	Buy	4/20/11	571,411	560,888	10,523

FORWARD CURRENCY CONTRACTS at 3/31/11 (aggregate face value $249,810,090) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Credit Suisse AG cont.

	British Pound	Sell	4/20/11	$2,051,575	$2,062,478	$10,903

	Canadian Dollar	Sell	4/20/11	916,220	910,345	(5,875)

	Czech Koruna	Buy	4/20/11	15,805	15,710	95

	Euro	Buy	4/20/11	4,320,055	4,218,621	101,434

	Indian Rupee	Sell	4/20/11	175,296	173,199	(2,097)

	Japanese Yen	Sell	4/20/11	822,195	835,938	13,743

	Malaysian Ringgit	Buy	4/20/11	790,231	790,596	(365)

	Mexican Peso	Buy	4/20/11	603,648	602,286	1,362

	Norwegian Krone	Sell	4/20/11	380,757	371,172	(9,585)

	Polish Zloty	Sell	4/20/11	589,648	589,198	(450)

	South African Rand	Buy	4/20/11	781,525	768,506	13,019

	South Korean Won	Buy	4/20/11	1,165,702	1,152,612	13,090

	Swedish Krona	Sell	4/20/11	2,139,151	2,134,314	(4,837)

	Swiss Franc	Sell	4/20/11	2,497,604	2,511,104	13,500

	Taiwan Dollar	Sell	4/20/11	7,529	7,503	(26)

	Turkish Lira	Buy	4/20/11	369,133	355,154	13,979

Deutsche Bank AG

	Australian Dollar	Buy	4/20/11	81,826	79,942	1,884

	Brazilian Real	Buy	4/20/11	445,212	437,879	7,333

	British Pound	Sell	4/20/11	1,733,687	1,743,749	10,062

	Canadian Dollar	Buy	4/20/11	368,511	365,994	2,517

	Chilean Peso	Buy	4/20/11	195,190	196,241	(1,051)

	Czech Koruna	Sell	4/20/11	3,576	3,548	(28)

	Euro	Buy	4/20/11	3,158,235	3,077,933	80,302

	Hungarian Forint	Buy	4/20/11	1,171,526	1,164,869	6,657

	Malaysian Ringgit	Buy	4/20/11	976,385	976,223	162

	Mexican Peso	Buy	4/20/11	389,458	387,185	2,273

	New Zealand Dollar	Sell	4/20/11	403,468	389,338	(14,130)

	Norwegian Krone	Buy	4/20/11	2,108,232	2,098,234	9,998

	Philippines Peso	Buy	4/20/11	494,972	496,450	(1,478)

	Polish Zloty	Buy	4/20/11	1,027,070	1,017,402	9,668

	Singapore Dollar	Buy	4/20/11	755,443	746,540	8,903

	South Korean Won	Buy	4/20/11	657,109	646,530	10,579

	Swedish Krona	Sell	4/20/11	2,726,563	2,712,453	(14,110)

	Swiss Franc	Sell	4/20/11	2,040,518	2,064,814	24,296

	Taiwan Dollar	Buy	4/20/11	68	68	—

	Turkish Lira	Buy	4/20/11	265,042	258,434	6,608

Goldman Sachs International

	Australian Dollar	Buy	4/20/11	2,961,754	2,908,083	53,671

	British Pound	Sell	4/20/11	467,114	474,586	7,472

	Canadian Dollar	Sell	4/20/11	541,776	538,191	(3,585)

	Chilean Peso	Sell	4/20/11	17,752	17,866	114

	Euro	Sell	4/20/11	89,862	89,368	(494)

	Hungarian Forint	Buy	4/20/11	765,693	765,545	148

FORWARD CURRENCY CONTRACTS at 3/31/11 (aggregate face value $249,810,090) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Goldman Sachs International cont.

	Japanese Yen	Sell	4/20/11	$963,167	$979,561	$16,394

	Norwegian Krone	Buy	4/20/11	352,241	348,387	3,854

	Polish Zloty	Sell	4/20/11	120,823	120,692	(131)

	South African Rand	Buy	4/20/11	86,248	84,275	1,973

	Swedish Krona	Sell	4/20/11	1,165,529	1,163,629	(1,900)

	Swiss Franc	Buy	4/20/11	48,896	49,774	(878)

HSBC Bank USA, National Association

	Australian Dollar	Sell	4/20/11	155,259	151,760	(3,499)

	British Pound	Sell	4/20/11	2,645,339	2,687,659	42,320

	Euro	Buy	4/20/11	2,218,303	2,211,465	6,838

	Indian Rupee	Sell	4/20/11	175,296	172,741	(2,555)

	Japanese Yen	Sell	4/20/11	2,112,391	2,148,371	35,980

	Norwegian Krone	Sell	4/20/11	1,738,357	1,720,571	(17,786)

	Philippines Peso	Buy	4/20/11	494,972	495,878	(906)

	Singapore Dollar	Buy	4/20/11	1,144,745	1,132,133	12,612

	South Korean Won	Buy	4/20/11	446,283	444,039	2,244

	Swiss Franc	Sell	4/20/11	1,147,082	1,129,804	(17,278)

	Taiwan Dollar	Sell	4/20/11	28,805	28,814	9

JPMorgan Chase Bank, N.A.

	Australian Dollar	Buy	4/20/11	166,651	165,057	1,594

	Brazilian Real	Buy	4/20/11	976,471	959,882	16,589

	British Pound	Sell	4/20/11	4,988,386	5,048,455	60,069

	Canadian Dollar	Sell	4/20/11	147,879	146,895	(984)

	Chilean Peso	Buy	4/20/11	31,316	31,508	(192)

	Czech Koruna	Buy	4/20/11	229,362	226,788	2,574

	Euro	Sell	4/20/11	1,419,197	1,376,737	(42,460)

	Hungarian Forint	Buy	4/20/11	231,409	222,776	8,633

	Japanese Yen	Sell	4/20/11	1,196,428	1,216,889	20,461

	Malaysian Ringgit	Buy	4/20/11	690,987	691,647	(660)

	Mexican Peso	Buy	4/20/11	648,088	636,604	11,484

	New Zealand Dollar	Sell	4/20/11	429,013	413,885	(15,128)

	Norwegian Krone	Buy	4/20/11	499,203	494,303	4,900

	Polish Zloty	Sell	4/20/11	3,450,862	3,423,000	(27,862)

	Singapore Dollar	Buy	4/20/11	1,313,299	1,297,028	16,271

	South African Rand	Buy	4/20/11	388,726	383,116	5,610

	South Korean Won	Buy	4/20/11	384,387	379,494	4,893

	Swedish Krona	Sell	4/20/11	2,105,477	2,092,570	(12,907)

	Swiss Franc	Sell	4/20/11	3,386,784	3,369,208	(17,576)

	Taiwan Dollar	Buy	4/20/11	205,146	206,523	(1,377)

	Thai Baht	Buy	4/20/11	492,722	489,445	3,277

	Turkish Lira	Sell	4/20/11	193,774	186,088	(7,686)

Royal Bank of Scotland PLC (The)

	Australian Dollar	Buy	4/20/11	2,815,171	2,763,625	51,546

	Brazilian Real	Buy	4/20/11	980,016	973,395	6,621

FORWARD CURRENCY CONTRACTS at 3/31/11 (aggregate face value $249,810,090) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Royal Bank of Scotland PLC (The) cont.

	British Pound	Sell	4/20/11	$4,119,696	$4,145,513	$25,817

	Canadian Dollar	Sell	4/20/11	1,419,555	1,410,322	(9,233)

	Chilean Peso	Buy	4/20/11	8,497	8,320	177

	Czech Koruna	Sell	4/20/11	359,562	359,282	(280)

	Euro	Buy	4/20/11	2,552,624	2,543,899	8,725

	Hungarian Forint	Buy	4/20/11	717,936	717,903	33

	Indian Rupee	Sell	4/20/11	979,256	966,045	(13,211)

	Japanese Yen	Sell	4/20/11	4,254,319	4,293,461	39,142

	Malaysian Ringgit	Buy	4/20/11	790,264	790,890	(626)

	Mexican Peso	Buy	4/20/11	1,184,471	1,173,501	10,970

	New Zealand Dollar	Sell	4/20/11	593,192	583,581	(9,611)

	Norwegian Krone	Buy	4/20/11	1,023,953	1,010,295	13,658

	Polish Zloty	Buy	4/20/11	514,591	513,649	942

	Singapore Dollar	Buy	4/20/11	1,169,254	1,158,682	10,572

	South African Rand	Buy	4/20/11	1,098,007	1,072,147	25,860

	South Korean Won	Buy	4/20/11	970,524	953,203	17,321

	Swedish Krona	Sell	4/20/11	863,210	838,610	(24,600)

	Swiss Franc	Sell	4/20/11	1,411,533	1,427,562	16,029

	Taiwan Dollar	Sell	4/20/11	307,625	307,356	(269)

	Turkish Lira	Buy	4/20/11	257,676	257,546	130

State Street Bank and Trust Co.

	Australian Dollar	Sell	4/20/11	143,686	135,843	(7,843)

	Brazilian Real	Buy	4/20/11	387,582	381,011	6,571

	British Pound	Sell	4/20/11	92,523	92,383	(140)

	Canadian Dollar	Sell	4/20/11	1,563,719	1,553,564	(10,155)

	Euro	Buy	4/20/11	732,100	711,330	20,770

	Hungarian Forint	Buy	4/20/11	1,489,594	1,477,733	11,861

	Japanese Yen	Sell	4/20/11	3,607,567	3,667,488	59,921

	Malaysian Ringgit	Buy	4/20/11	885,419	886,500	(1,081)

	Mexican Peso	Buy	4/20/11	409,217	404,798	4,419

	Norwegian Krone	Buy	4/20/11	2,040,591	2,019,433	21,158

	Philippines Peso	Buy	4/20/11	494,972	497,392	(2,420)

	Polish Zloty	Sell	4/20/11	141,031	140,868	(163)

	Singapore Dollar	Buy	4/20/11	983,091	973,766	9,325

	South African Rand	Buy	4/20/11	596,267	587,648	8,619

	Swedish Krona	Sell	4/20/11	902,563	899,378	(3,185)

	Swiss Franc	Sell	4/20/11	296,320	299,706	3,386

	Taiwan Dollar	Buy	4/20/11	211,940	210,951	989

	Thai Baht	Buy	4/20/11	492,718	489,764	2,954

UBS AG

	Australian Dollar	Buy	4/20/11	4,941,808	4,874,726	67,082

	Brazilian Real	Buy	4/20/11	1,180,529	1,173,498	7,031

	British Pound	Sell	4/20/11	2,491,061	2,531,135	40,074

	Canadian Dollar	Sell	4/20/11	1,209,243	1,205,965	(3,278)

FORWARD CURRENCY CONTRACTS at 3/31/11 (aggregate face value $249,810,090) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

UBS AG cont.

	Czech Koruna	Sell	4/20/11	$834,832	$833,623	$(1,209)

	Euro	Buy	4/20/11	6,361,189	6,303,435	57,754

	Hungarian Forint	Buy	4/20/11	785,700	782,684	3,016

	Indian Rupee	Sell	4/20/11	1,435,204	1,413,478	(21,726)

	Japanese Yen	Sell	4/20/11	6,304,424	6,410,670	106,246

	Mexican Peso	Buy	4/20/11	1,497,938	1,483,721	14,217

	New Zealand Dollar	Sell	4/20/11	600,512	590,806	(9,706)

	Norwegian Krone	Buy	4/20/11	6,610,419	6,542,132	68,287

	Polish Zloty	Sell	4/20/11	232,775	232,792	17

	Singapore Dollar	Buy	4/20/11	2,157,025	2,139,742	17,283

	South African Rand	Buy	4/20/11	1,222,340	1,197,358	24,982

	South Korean Won	Buy	4/20/11	1,197,047	1,171,131	25,916

	Swedish Krona	Sell	4/20/11	1,355,930	1,353,723	(2,207)

	Swiss Franc	Sell	4/20/11	6,441,558	6,437,476	(4,082)

	Taiwan Dollar	Buy	4/20/11	3,164	3,148	16

	Thai Baht	Buy	4/20/11	488,902	485,476	3,426

	Turkish Lira	Buy	4/20/11	583,583	580,661	2,922

Westpac Banking Corp.

	Australian Dollar	Buy	4/20/11	655,329	648,729	6,600

	British Pound	Sell	4/20/11	815,522	828,551	13,029

	Canadian Dollar	Sell	4/20/11	143,132	142,217	(915)

	Euro	Buy	4/20/11	546,981	531,452	15,529

	Japanese Yen	Sell	4/20/11	2,817,129	2,864,494	47,365

	New Zealand Dollar	Buy	4/20/11	17,539	16,541	998

	Norwegian Krone	Buy	4/20/11	2,456,056	2,442,698	13,358

	Swedish Krona	Sell	4/20/11	2,654,409	2,620,347	(34,062)

	Swiss Franc	Sell	4/20/11	1,804,662	1,825,216	20,554

Total						$1,549,446

FUTURES CONTRACTS OUTSTANDING at 3/31/11 (Unaudited)

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Australian Government Treasury
Bond 10 yr (Short)	20	$1,958,985	Jun-11	$(1,964)

Canadian Government Bond
10 yr (Long)	64	7,928,151	Jun-11	(29,863)

Euro-Swiss Franc 3 Month (Short)	38	10,298,794	Dec-11	466

Euro-Swiss Franc 3 Month (Short)	38	10,215,856	Dec-12	1,148

Euro-Swiss Franc 3 Month (Short)	38	10,243,848	Jun-12	9,905

Euro-Swiss Franc 3 Month Short)	38	10,275,986	Mar-12	2,048

Euro-Swiss Franc 3 Month (Short)	38	10,319,529	Sep-11	1,502

Euro-Bobl 5 yr (Short)	6	976,171	Jun-11	(21)

Euro-Bund 10 yr (Long)	330	56,833,809	Jun-11	(695,847)

Euro-Dollar 90 day (Short)	310	76,837,375	Mar-12	113,025

FUTURES CONTRACTS OUTSTANDING at 3/31/11 (Unaudited) cont.

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Euro-Schatz 2 yr (Short)	81	$12,328,278	Jun-11	$(8,594)

Japanese Government Bond
10 yr (Short)	16	26,875,301	Jun-11	(58,825)

Japanese Government Bond
10 yr Mini (Long)	5	839,974	Jun-11	3,058

U.K. Gilt 10 yr (Long)	184	34,637,139	Jun-11	(222,716)

U.S. Treasury Bond 20 yr (Long)	77	9,254,438	Jun-11	(72,584)

U.S. Treasury Bond 30 yr (Long)	302	37,315,875	Jun-11	126,332

U.S. Treasury Note 10 yr (Short)	75	8,927,344	Jun-11	7,201

Total				$(825,729)

WRITTEN OPTIONS OUTSTANDING at 3/31/11 (premiums received $30,030,100) (Unaudited)
	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.49% versus the three
month USD-LIBOR-BBA maturing August 17, 2021.	$11,060,000	Aug-11/4.49	$754,734

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.525% versus the three month USD-LIBOR-BBA
maturing July 26, 2021.	20,362,000	Jul-11/4.525	1,477,263

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.475%
versus the three month USD-LIBOR-BBA maturing
August 19, 2021.	7,124,000	Aug-11/4.475	35,762

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.475%
versus the three month USD-LIBOR-BBA maturing
August 19, 2021.	7,124,000	Aug-11/4.475	477,450

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.55%
versus the three month USD-LIBOR-BBA maturing
August 17, 2021.	5,530,000	Aug-11/4.55	22,562

Option on an interest rate swap with Citibank, N.A. for the
obligation to receive a fixed rate of 4.49% versus the three
month USD-LIBOR-BBA maturing August 17, 2021.	11,060,000	Aug-11/4.49	52,093

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.55%
versus the three month USD-LIBOR-BBA maturing
August 17, 2021.	5,530,000	Aug-11/4.55	402,197

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.765%
versus the three month USD-LIBOR-BBA maturing
August 16, 2021.	10,823,000	Aug-11/4.765	24,676

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.765%
versus the three month USD-LIBOR-BBA maturing
August 16, 2021.	10,823,000	Aug-11/4.765	967,684

WRITTEN OPTIONS OUTSTANDING at 3/31/11 (premiums received $30,030,100) (Unaudited) cont.
	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.70%
versus the three month USD-LIBOR-BBA maturing
August 8, 2021.	$11,515,000	Aug-11/4.70	$26,600

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.70%
versus the three month USD-LIBOR-BBA maturing
August 8, 2021.	11,515,000	Aug-11/4.70	977,739

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.745% versus the three month USD-LIBOR-BBA
maturing July 27, 2021.	30,543,000	Jul-11/4.745	49,174

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.745% versus the three month USD-LIBOR-BBA
maturing July 27, 2021.	30,543,000	Jul-11/4.745	2,737,264

Option on an interest rate swap with Citibank, N.A. for the
obligation to receive a fixed rate of 4.5475% versus the
three month USD-LIBOR-BBA maturing July 26, 2021.	9,548,000	Jul-11/4.5475	24,347

Option on an interest rate swap with Citibank, N.A. for
the obligation to receive a fixed rate of 4.52% versus the
three month USD-LIBOR-BBA maturing July 26, 2021.	19,096,000	Jul-11/4.52	52,705

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.525% versus the three month USD-LIBOR-BBA
maturing July 26, 2021.	20,362,000	Jul-11/4.525	55,385

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.46% versus the three month USD-LIBOR-BBA
maturing July 26, 2021.	20,362,000	Jul-11/4.46	66,584

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.5475% versus the
three month USD-LIBOR-BBA maturing July 26, 2021.	9,548,000	Jul-11/4.5475	709,416

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.46%
versus the three month USD-LIBOR-BBA maturing
July 26, 2021.	20,362,000	Jul-11/4.46	1,375,249

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.52% versus the
three month USD-LIBOR-BBA maturing July 26, 2021.	19,096,000	Jul-11/4.52	1,377,967

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.375% versus the three month USD-LIBOR-BBA
maturing August 10, 2045.	5,571,800	Aug-15/4.375	858,392

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.375% versus the three month USD-LIBOR-BBA
maturing August 10, 2045.	5,571,800	Aug-15/4.375	421,562

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.46%
versus the three month USD-LIBOR-BBA maturing
August 7, 2045.	5,571,800	Aug-15/4.46	446,970

WRITTEN OPTIONS OUTSTANDING at 3/31/11 (premiums received $30,030,100) (Unaudited) cont.
		Contract	Expiration date/
		amount	strike price	Value
Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.46% versus the three month USD-LIBOR-BBA
maturing August 7, 2045.		$5,571,800	Aug-15/4.46	$816,937

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 3.89% versus the three month USD-LIBOR-BBA
maturing April 28, 2021.		17,477,734	Apr-11/3.89	34,256

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.04%
versus the three month USD-LIBOR-BBA maturing
September 11, 2025.		41,033,400	Sep-15/4.04	1,414,581

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.04% versus the three month USD-LIBOR-BBA
maturing September 11, 2025.		41,033,400	Sep-15/4.04	4,322,852

Option on an interest rate swap with Barclays
Bank PLC for the obligation to receive a fixed rate
of 5.36% versus the three month USD-LIBOR-BBA
maturing February 13, 2025.		1,584,020	Feb-15/5.36	79,993

Option on an interest rate swap with Barclays Bank
PLC for the obligation to pay a fixed rate of 5.36%
versus the three month USD-LIBOR-BBA maturing
February 13, 2025.		1,584,020	Feb-15/5.36	127,038

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 5.27% versus the three month USD-LIBOR-BBA
maturing February 12, 2025.		5,766,760	Feb-15/5.27	307,623

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 5.27%
versus the three month USD-LIBOR-BBA maturing
February 12, 2025.		5,766,760	Feb-15/5.27	439,715

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.82%
versus the three month USD-LIBOR-BBA maturing
September 12, 2018.		1,469,000	Sep-13/4.82	72,285

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 5.51%
versus the three month USD-LIBOR-BBA maturing
May 14, 2022.		25,011,500	May-12/5.51	3,092,290

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.8675% versus the three month USD-LIBOR-BBA
maturing April 12, 2022.		6,409,500	Apr-12/4.8675	99,679

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.8675% versus the three month USD-LIBOR-BBA
maturing April 12, 2022.		6,409,500	Apr-12/4.8675	521,451

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate
of 0.70175% versus the six month CHF-LIBOR-BBA
maturing January 23, 2014.	CHF	15,780,000	Jan-12/0.70175	7,912

WRITTEN OPTIONS OUTSTANDING at 3/31/11 (premiums received $30,030,100) (Unaudited) cont.
		Contract	Expiration date/
		amount	strike price	Value

Option on an interest rate swap with UBS AG for the
obligation to pay a fixed rate of 0.722% versus the six
month CHF-LIBOR-BBA maturing January 23, 2014.	CHF	15,780,000	Jan-12/0.722	$8,745

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate
of 0.578% versus the six month CHF-LIBOR-BBA
maturing December 24, 2013.	CHF	15,780,000	Dec-11/0.578	3,605

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate
of 0.602% versus the six month CHF-LIBOR-BBA
maturing December 22, 2013.	CHF	15,780,000	Dec-11/0.602	4,154

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.82% versus the three month USD-LIBOR-BBA
maturing September 12, 2018.		$1,469,000	Sep-13/4.82	31,717

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 5.51% versus the three month USD-LIBOR-BBA
maturing May 14, 2022.		25,011,500	May-12/5.51	209,042

Total				$24,987,650

TBA SALE COMMITMENTS OUTSTANDING at 3/31/11 (proceeds receivable $50,603,984) (Unaudited)
	Principal	Settlement
Agency	amount	date	Value

FHLMC, 3 1/2s, April 1, 2041	$1,000,000	4-13-11	$939,766

FNMA, 4 1/2s, April 1, 2041	5,000,000	4-13-11	5,088,672

FNMA, 4s, TBA, April 1, 2041	29,000,000	4-13-11	28,528,750

FNMA, 3 1/2s, TBA, April 1, 2041	17,000,000	4-13-11	16,009,219

Total			$50,566,407

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/11 (Unaudited)

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.
	$77,213,300	$(5,241)	12/6/12	0.79%	3 month USD-
					LIBOR-BBA	$(206,681)

GBP	15,410,000	—	2/3/13	1.875%	6 month GBP-
					LIBOR-BBA	(63,822)

GBP	6,890,000	—	2/3/16	3.0625%	6 month GBP-
					LIBOR-BBA	(96,982)

GBP	4,860,000	—	2/3/21	3.9225%	6 month GBP-
					LIBOR-BBA	(113,691)

GBP	10,010,000 E	—	2/3/31	6 month GBP-
				LIBOR-BBA	4.87%	88,773

	$100,775,800	(150,873)	2/7/15	1.891%	3 month USD-
					LIBOR-BBA	(211,275)

Barclays Bank PLC
	76,870,400	(24,662)	2/17/16	3 month USD-
				LIBOR-BBA	2.56%	853,539

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/11 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Barclays Bank PLC cont.
EUR	6,070,000	$—	3/1/21	6 month EUR-
				EURIBOR-
				REUTERS	3.425%	$ (123,735)

	$10,238,700	—	3/10/41	3 month USD-
				LIBOR-BBA	4.38%	196,643

	4,066,900	—	3/10/18	3.06%	3 month USD-
					LIBOR-BBA	(18,894)

	4,475,100	—	3/14/21	3 month USD-
				LIBOR-BBA	3.475%	(20,513)

	1,932,000	—	3/15/21	3 month USD-
				LIBOR-BBA	3.505%	(3,996)

	3,016,700	—	3/18/21	3 month USD-
				LIBOR-BBA	3.2925%	(62,872)

AUD	17,800,000	—	3/21/16	5.57%	6 month AUD-
					BBR-BBSW	83,005

AUD	13,530,000	—	3/21/21	6 month AUD-
				BBR-BBSW	5.88%	(125,331)

	$42,104,200	49,871	3/30/16	3 month USD-
				LIBOR-BBA	2.39%	4,792

	30,375,600	60,607	3/30/21	3 month USD-
				LIBOR-BBA	3.55%	65,211

	858,000	(1,133)	3/30/31	4.17%	3 month USD-
					LIBOR-BBA	(1,690)

	77,187,400	17,858	4/1/13	1%	3 month USD-
					LIBOR-BBA	(60,101)

	828,000	—	4/1/21	3.562%	3 month USD-
					LIBOR-BBA	(729)

GBP	9,720,000	—	1/18/21	3.7875%	6 month GBP-
					LIBOR-BBA	(72,431)

GBP	9,240,000 E	—	2/3/31	6 month GBP-
				LIBOR-BBA	4.86%	74,076

GBP	21,570,000	—	2/3/13	1.895%	6 month GBP-
					LIBOR-BBA	(102,897)

GBP	3,540,000	—	2/3/21	6 month GBP-
				LIBOR-BBA	3.95%	96,138

EUR	10,343,000	—	2/9/21	3.53%	6 month EUR-
					EURIBOR-
					REUTERS	58,416

	$57,359,300	—	11/9/15	3 month USD-
				LIBOR-BBA	1.355%	(2,027,495)

Citibank, N.A.
	133,116,500	25,501	7/9/20	3 month USD-
				LIBOR-BBA	3.01%	(3,930,660)

SEK	25,100,000	—	11/23/20	3.25%	3 month SEK-
					STIBOR-SIDE	152,262

	$96,669,800	(26,599)	12/10/12	0.81%	3 month USD-
					LIBOR-BBA	(316,450)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/11 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Citibank, N.A.
SEK	21,380,000	$—	3/24/21	3 month SEK-
				STIBOR-SIDE	3.8025%	$(11,494)

	$54,892,200	168,962	1/28/16	3 month USD-
				LIBOR-BBA	2.17%	(111,820)

SEK	15,400,000	—	2/4/21	3.79%	3 month SEK-
					STIBOR-SIDE	4,179

GBP	36,760,000	—	8/3/15	2.9225%	6 month GBP-
					LIBOR-BBA	(473,152)

GBP	10,910,000	—	8/3/20	6 month GBP-
				LIBOR-BBA	3.885%	271,016

GBP	45,950,000	—	8/3/12	6 month GBP-
				LIBOR-BBA	1.61%	127,865

SEK	25,100,000	—	11/23/20	3 month SEK-
				STIBOR-SIDE	3.75%	(23,073)

Credit Suisse International
CHF	5,690,000	—	12/14/20	2.1075%	6 month CHF-
					LIBOR-BBA	70,222

	$13,200,000	—	12/17/40	4.334%	3 month USD-
					LIBOR-BBA	(282,502)

CHF	27,430,000	—	1/28/13	0.675%	6 month CHF-
					LIBOR-BBA	55,175

	$19,131,600	(166,900)	2/1/41	4.29%	3 month USD-
					LIBOR-BBA	(317,870)

GBP	11,060,000	—	2/3/16	3.065%	6 month GBP-
					LIBOR-BBA	(157,703)

GBP	6,110,000	—	2/3/21	6 month GBP-
				LIBOR-BBA	3.93%	149,233

SEK	15,400,000	—	2/7/21	3.82%	3 month SEK-
					STIBOR-SIDE	(1,541)

GBP	3,030,000	—	3/3/21	3.87375%	6 month GBP-
					LIBOR-BBA	(37,525)

CHF	3,030,000	—	3/7/21	2.27%	6 month CHF-
					LIBOR-BBA	9,053

	$51,053,600	(68,044)	3/14/16	3 month USD-
				LIBOR-BBA	2.35%	(138,244)

	11,547,400	26,471	3/14/41	4.36%	3 month USD-
					LIBOR-BBA	(150,136)

CHF	6,010,000	—	3/18/21	2.16%	6 month CHF-
					LIBOR-BBA	89,611

CHF	3,005,000	—	3/21/21	2.16%	6 month CHF-
					LIBOR-BBA	44,936

	$26,200,000 E	—	3/21/13	1.15625%	3 month USD-
					LIBOR-BBA	65,238

CHF	4,770,000	—	3/22/16	1.5075%	6 month CHF-
					LIBOR-BBA	36,961

	$6,700,000	—	3/23/21	3.452%	3 month USD-
					LIBOR-BBA	50,988

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/11 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Credit Suisse International cont.
SEK	14,280,000	$—	3/29/21	3 month SEK-
				STIBOR-SIDE	3.81125%	$(6,159)

SEK	11,080,000	—	4/4/21	3.815%	3 month SEK-
					STIBOR-SIDE	—

CHF	7,220,000	—	7/28/15	1.27%	6 month CHF-
					LIBOR-BBA	22,031

MXN	33,670,000	—	7/21/20	1 month MXN-
				TIIE-BANXICO	6.895%	(179,727)

	$9,229,900	—	11/17/40	3.95%	3 month USD-
					LIBOR-BBA	392,932

CHF	30,780,000	—	2/9/13	0.6875%	6 month CHF-
					LIBOR-BBA	71,209

	$54,111,400	(18,127)	2/17/13	1.04%	3 month USD-
					LIBOR-BBA	(223,028)

	54,425,800	(11,135)	2/24/15	2.04%	3 month USD-
					LIBOR-BBA	(278,048)

	39,563,800	5,057	2/24/21	3 month USD-
				LIBOR-BBA	3.69%	651,134

	19,816,600	5,798	2/24/26	4.16%	3 month USD-
					LIBOR-BBA	(445,486)

CHF	3,040,000	—	2/25/21	6 month CHF-
				LIBOR-BBA	2.2125%	(23,821)

CHF	3,610,000	—	3/1/21	6 month CHF-
				LIBOR-BBA	2.24%	(19,572)

EUR	3,035,000	—	3/4/21	3.46%	6 month EUR-
					EURIBOR-
					REUTERS	50,115

SEK	26,530,000	—	3/4/21	3 month SEK-
				STIBOR-SIDE	3.78%	(18,371)

Deutsche Bank AG
	$127,189,000	(157,194)	2/3/14	2.25%	3 month USD-
					LIBOR-BBA	(3,467,081)

	13,241,400	(31,659)	3/10/18	3.41%	3 month USD-
					LIBOR-BBA	(392,355)

	165,330,400	(117,153)	3/16/14	2.25%	3 month USD-
					LIBOR-BBA	(3,911,513)

	137,351,800	321,760	7/27/20	3 month USD-
				LIBOR-BBA	2.94%	(4,841,906)

MXN	33,670,000	—	7/17/20	1 month MXN-
				TIIE-BANXICO	6.95%	(168,059)

	$164,977,800	29,087	12/31/14	1.91%	3 month USD-
					LIBOR-BBA	(939,255)

	69,165,200	(5,516)	1/5/13	0.79%	3 month USD-
					LIBOR-BBA	(55,581)

	62,777,200	—	1/14/13	0.85625%	3 month USD-
					LIBOR-BBA	(107,541)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/11 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Deutsche Bank AG cont.
EUR	23,640,000	$—	12/23/20	3.325%	6 month EUR-
					EURIBOR-
					REUTERS	$593,870

	$106,000,000	—	3/4/14	2.54%	3 month USD-
					LIBOR-BBA	(3,436,973)

Goldman Sachs International
SEK	15,800,000	—	12/10/20	3.5775%	3 month SEK-
					STIBOR-SIDE	30,333

CHF	23,870,000	—	12/15/12	0.538%	6 month CHF-
					LIBOR-BBA	76,830

	$3,825,700	(16,957)	2/15/20	3 month USD-
				LIBOR-BBA	3.67%	83,231

EUR	23,000,000	—	2/25/13	2.11%	6 month EUR-
					EURIBOR-
					REUTERS	82,430

	$7,196,600	—	2/28/41	3 month USD-
				LIBOR-BBA	4.31%	59,627

EUR	3,035,000	—	3/2/21	3.4325%	6 month EUR-
					EURIBOR-
					REUTERS	59,501

SEK	26,530,000	—	3/2/21	3 month SEK-
				STIBOR-SIDE	3.7575%	(25,407)

	$17,618,500 E	—	3/19/13	1.09375%	3 month USD-
					LIBOR-BBA	53,384

	25,768,600	—	4/4/16	3 month USD-
				LIBOR-BBA	2.415%	—

GBP	4,690,000	—	1/21/21	3.81%	6 month GBP-
					LIBOR-BBA	(47,284)

JPMorgan Chase Bank, N.A.
JPY	2,402,400,000	—	2/19/15	6 month JPY-
				LIBOR-BBA	0.705%	229,433

JPY	511,900,000	—	2/19/20	6 month JPY-
				LIBOR-BBA	1.3975%	140,027

JPY	598,000,000	—	2/22/21	1.36375%	6 month JPY-
					LIBOR-BBA	(64,937)

	$48,388,300	22,808	3/11/13	0.91%	3 month USD-
					LIBOR-BBA	10,952

	12,384,400	(21,246)	3/11/21	3 month USD-
				LIBOR-BBA	3.64%	104,105

	7,705,600	24,411	3/11/26	4.12%	3 month USD-
					LIBOR-BBA	(100,484)

	5,319,500	20,266	3/11/41	4.42%	3 month USD-
					LIBOR-BBA	(118,120)

	33,446,500	—	3/11/13	0.912%	3 month USD-
					LIBOR-BBA	(9,235)

	52,500,000 E	—	3/21/13	1.1685%	3 month USD-
					LIBOR-BBA	124,425

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/11 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A. cont.
	$19,900,000 E	$—	3/22/13	1.185%	3 month USD-
					LIBOR-BBA	$44,576

	3,400,000	—	3/23/41	4.21%	3 month USD-
					LIBOR-BBA	39,616

	11,476,500	—	3/28/41	4.249%	3 month USD-
					LIBOR-BBA	62,549

MXN	4,810,000	—	7/16/20	1 month MXN-
				TIIE-BANXICO	6.99%	(22,858)

	$72,889,500	13,012	3/31/16	3 month USD-
				LIBOR-BBA	2.42%	31,868

	1,015,000	—	3/31/21	3 month USD-
				LIBOR-BBA	3.57%	1,807

	1,279,000	—	3/31/21	3 month USD-
				LIBOR-BBA	3.565%	1,727

JPY	1,307,380,000	—	5/25/15	0.674375%	6 month JPY-
					LIBOR-BBA	(107,140)

EUR	20,420,000	—	5/31/15	6 month EUR-
				EURIBOR-
				REUTERS	2.0975%	(576,714)

	$33,286,900	790,564	2/9/21	3 month USD-
				LIBOR-BBA	3.04%	(487,683)

MXN	24,320,000	—	8/19/20	1 month MXN-
				TIIE-BANXICO	6.615%	(171,044)

	$19,081,200	4,505	1/27/13	0.84%	3 month USD-
					LIBOR-BBA	(10,804)

	33,281,100	—	2/4/13	0.879%	3 month USD-
					LIBOR-BBA	(40,154)

GBP	3,540,000	—	2/3/21	6 month GBP-
				LIBOR-BBA	3.93105%	86,926

JPY	1,303,760,000	—	9/16/15	6 month JPY-
				LIBOR-BBA	0.59125%	20,681

CAD	3,470,000	—	9/21/20	3.105%	3 month CAD-
					BA-CDOR	164,490

JPY	358,600,000 E	—	7/28/29	6 month JPY-
				LIBOR-BBA	2.67%	(56,716)

JPY	482,100,000 E	—	7/28/39	2.40%	6 month JPY-
					LIBOR-BBA	85,128

EUR	2,450,000	—	2/4/20	3.405%	6 month EUR-
					EURIBOR-
					REUTERS	22,509

MXN	37,740,000	—	11/4/20	1 month MXN-
				TIIE-BANXICO	6.75%	(242,348)

	$3,854,000	—	7/20/20	3 month USD-
				LIBOR-BBA	2.966%	(133,380)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/11 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

UBS, AG
	$18,493,600	$—	12/9/40	4.1075%	3 month USD-
					LIBOR-BBA	$320,843

CHF	31,280,000	—	2/11/13	0.6975%	6 month CHF-
					LIBOR-BBA	66,561

CHF	4,680,000	—	2/17/21	2.275%	6 month CHF-
					LIBOR-BBA	4,707

CHF	2,480,000	—	3/28/21	6 month CHF-
				LIBOR-BBA	2.21%	(26,345)

Total						$(23,583,545)

E See Note 1 to the financial statements regarding extended effective dates.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/11 (Unaudited)

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC
$1,302,953	$—	1/12/40	5.00% (1 month	Synthetic TRS	$16,426
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

498,023	—	1/12/40	4.50% (1 month	Synthetic TRS	2,878
			USD-LIBOR)	Index 4.50%
				30 year Fannie Mae
				pools

3,585,811	—	1/12/40	5.00% (1 month	Synthetic TRS	45,205
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

2,012,885	—	1/12/40	5.00% (1 month	Synthetic TRS	25,376
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

5,251,138	—	1/12/38	(6.50%) 1 month	Synthetic TRS	(58,889)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

3,540,578	—	1/12/40	4.50% (1 month	Synthetic TRS	20,460
			USD-LIBOR)	Index 4.50%
				30 year Fannie Mae
				pools

5,067,208	6,334	1/12/40	5.00% (1 month	Synthetic TRS	63,258
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

1,880,601	(19,100)	1/12/41	5.00% (1 month	Synthetic TRS	4,039
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/11 (Unaudited) cont.

		Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
	$1,764,517	$(7,168)	1/12/40	4.50% (1 month	Synthetic TRS	$(888)
				USD-LIBOR)	Index 4.50%
					30 year Fannie Mae
					pools

	1,008,504	(12,922)	1/12/41	5.00% (1 month	Synthetic TRS	(651)
				USD-LIBOR)	Index 5.00%
					30 year Fannie Mae
					pools

	16,009,241	—	1/12/40	5.00% (1 month	Synthetic TRS	201,824
				USD-LIBOR)	Index 5.00%
					30 year Fannie Mae
					pools

	3,022,019	—	1/12/40	5.00% (1 month	Synthetic TRS	38,098
				USD-LIBOR)	Index 5.00%
					30 year Fannie Mae
					pools

	6,090,957	—	1/12/40	5.00% (1 month	Synthetic TRS	76,787
				USD-LIBOR)	Index 5.00%
					30 year Fannie Mae
					pools

	3,106,045	—	1/12/40	4.50% (1 month	Synthetic TRS	17,949
				USD-LIBOR)	Index 4.50%
					30 year Fannie Mae
					pools

	2,297,789	—	1/12/38	6.50% (1 month	Synthetic TRS	(25,768)
				USD-LIBOR)	Index 6.50%
					30 year Fannie Mae
					pools

	1,132,800	—	1/12/39	5.50% (1 month	Synthetic TRS	9,629
				USD-LIBOR)	Index 5.50%
					30 year Fannie Mae
					pools

	4,024,296	—	1/12/38	(6.50%) 1 month	Synthetic TRS	(45,130)
				USD-LIBOR	Index 6.50%
					30 year Fannie Mae
					pools

Citibank, N.A.
GBP	7,270,000	—	5/18/13	(3.38%)	GBP Non-revised	286,491
					UK Retail Price
					Index

Goldman Sachs International
	$3,635,000	—	7/28/11	(0.685%)	USA Non Revised	75,846
					Consumer Price
					Index - Urban (CPI-U)

	3,635,000	—	7/29/11	(0.76%)	USA Non Revised	73,183
					Consumer Price
					Index - Urban (CPI-U)

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/11 (Unaudited) cont.

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
$3,635,000	$—	7/30/11	(0.73%)	USA Non Revised	$74,336
				Consumer Price
				Index - Urban (CPI-U)

3,040,000	—	3/1/16	2.47%	USA Non Revised	(5,981)
				Consumer Price
				Index - Urban (CPI-U)

1,520,000	—	3/2/16	2.45%	USA Non Revised	(4,398)
				Consumer Price
				Index - Urban (CPI-U)

3,040,000	—	3/3/16	2.45%	USA Non Revised	(8,636)
				Consumer Price
				Index - Urban (CPI-U)

3,040,000	—	3/7/16	2.51%	USA Non Revised	929
				Consumer Price
				Index - Urban (CPI-U)

2,177,484	—	1/12/40	(5.00%) 1 month	Synthetic TRS	(27,451)
			USD-LIBOR	Index 5.00%
				30 year Fannie Mae
				pools

2,031,907	—	1/12/39	5.50% (1 month	Synthetic TRS	17,271
			USD-LIBOR)	Index 5.50%
				30 year Fannie Mae
				pools

5,478,327	—	1/12/39	5.50% (1 month	Synthetic TRS	46,565
			USD-LIBOR)	Index 5.50%
				30 year Fannie Mae
				pools

Total					$918,758

CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/11 (Unaudited)

		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty /		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Credit Suisse International
Bonos Y Oblig Del
Estado, 5 1/2%,
7/30/17	—	$(18,605)	$2,090,000	12/20/19	(100 bp)	$185,388

Ukraine (Government
of), 7.65%, 6/11/13	B2	—	1,105,000	10/20/11	194 bp	11,016

Deutsche Bank AG
Federal Republic of
Brazil, 12 1/4%,
3/6/30	Baa3	—	775,000	10/20/17	105 bp	(7,259)

Smurfit Kappa
Funding, 7 3/4%,
4/1/15	B2	—	EUR 425,000	9/20/13	715 bp	84,634

United Mexican
States, 7.5%, 4/8/33	Baa1	—	$1,495,000	3/20/14	56 bp	(8,468)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/11 (Unaudited) cont.

		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty /		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Deutsche Bank AG cont.
Virgin Media
Finance PLC,
8 3/4%, 4/15/14	BB–	$—	EUR 400,000	9/20/13	477 bp	$45,646

Virgin Media
Finance PLC,
8 3/4%, 4/15/14	BB–	—	EUR 400,000	9/20/13	535 bp	53,647

Goldman Sachs International
Lighthouse
International Co,
SA, 8%, 4/30/14	Caa2	—	EUR 420,000	3/20/13	680 bp	(308,119)

JPMorgan Chase Bank, N.A.
DJ CDX NA EM Series
10 Index	Ba1	28,017	$485,000	12/20/13	335 bp	50,408

DJ CDX NA HY Series
16 Version 1 Index	B+	(53,254)	2,582,000	6/20/16	500 bp	4,939

Republic of
Argentina, 8.28%,
12/31/33	B3	—	705,000	6/20/14	235 bp	(59,200)

Morgan Stanley Capital Services, Inc.
Dominican Republic,
8 5/8%, 4/20/27	—	—	1,190,000	11/20/11	(170 bp)	2,631

Freeport-McMoRan
Copper & Gold,
Inc., T/L Bank Loan	Baa1	—	1,191,200	3/20/12	44 bp	351

Republic of
Venezuela, 9 1/4%,
9/15/27	B2	—	510,000	10/20/12	339 bp	(29,110)

Total						$26,504

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at March 31, 2011.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer cyclicals	$31,304	$—	$470

Energy	—	—	3,091

Total common stocks	31,304	—	3,561
Asset-backed securities	—	54,560,455	1,590,767

Convertible bonds and notes	—	779,327	494

Convertible preferred stocks	—	186,178	—

Corporate bonds and notes	—	105,290,568	16,882

Foreign government bonds and notes	—	31,657,900	—

Mortgage-backed securities	—	78,065,371	—

Preferred stocks	—	212,154	—

Purchased options outstanding	—	1,487,478	—

Senior loans	—	12,222,953	—

U.S. Government and Agency Mortgage Obligations	—	88,373,813	—

Warrants	—	235	33,409

Short-term investments	74,605,117	63,549,826	—

Totals by level	$74,636,421	$436,386,258	$1,645,113

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$1,549,446	$—

Futures contracts	(825,729)	—	—

Written options	—	(24,987,650)	—

TBA sale commitments	—	(50,566,407)	—

Interest rate swap contracts	—	(24,347,644)	—

Total return swap contracts	—	951,614	—

Credit default contracts	—	70,346	—

Totals by level	$(825,729)	$(97,330,295)	$—

At the start and/or close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 3/31/11 (Unaudited)

ASSETS

Investment in securities, at value, (Note 1):
Unaffiliated issuers (identified cost $429,654,179)	$438,062,675
Affiliated issuers (identified cost $74,605,117) (Note 6)	74,605,117

Cash	2,366,092

Foreign currency (cost $191,479) (Note 1)	178,216

Dividends, interest and other receivables	3,004,917

Receivable for investments sold	3,167,821

Receivable for sales of delayed delivery securities (Note 1)	51,042,117

Unrealized appreciation on swap contracts (Note 1)	7,972,099

Unrealized appreciation on forward currency contracts (Note 1)	2,222,516

Premium paid on swap contracts (Note 1)	933,488

Total assets	583,555,058

LIABILITIES

Payable for variation margin (Note 1)	43,763

Distributions payable to shareholders	2,563,523

Payable for investments purchased	156,156

Payable for purchases of delayed delivery securities (Note 1)	79,369,202

Payable for compensation of Manager (Note 2)	718,168

Payable for investor servicing fees (Note 2)	16,321

Payable for custodian fees (Note 2)	42,658

Payable for Trustee compensation and expenses (Note 2)	129,501

Payable for administrative services (Note 2)	2,140

Unrealized depreciation on forward currency contracts (Note 1)	673,070

Written options outstanding, at value (premiums received $30,030,100) (Notes 1 and 3)	24,987,650

Premium received on swap contracts (Note 1)	1,620,889

Unrealized depreciation on swap contracts (Note 1)	30,610,382

TBA sale commitments, at value (proceeds receivable $50,603,984) (Note 1)	50,566,407

Other accrued expenses	78,155

Total liabilities	191,577,985

Net assets	$391,977,073

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Note 1)	$529,900,538

Distributions in excess of net investment income (Note 1)	(5,355,142)

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(124,128,942)

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(8,439,381)

Total — Representing net assets applicable to capital shares outstanding	$391,977,073

COMPUTATION OF NET ASSET VALUE

Net asset value per share ($391,977,073 divided by 65,613,922 shares)	$5.97

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 3/31/11 (Unaudited)

INVESTMENT INCOME

Interest (net of foreign tax of $13,293 ) (including interest income
of $25,970 from investments in affiliated issuers) (Note 6)	$15,084,104

Dividends	10,430

Total investment income	15,094,534

EXPENSES

Compensation of Manager (Note 2)	1,447,637

Investor servicing fees (Note 2)	96,608

Custodian fees (Note 2)	56,148

Trustee compensation and expenses (Note 2)	20,108

Administrative services (Note 2)	4,402

Other	185,081

Total expenses	1,809,984

Expense reduction (Note 2)	(1,140)

Net expenses	1,808,844

Net investment income	13,285,690

Net realized gain on investments (Notes 1 and 3)	30,490,494

Net realized gain on swap contracts (Note 1)	2,475,277

Net realized loss on futures contracts (Note 1)	(13,686,308)

Net realized loss on foreign currency transactions (Note 1)	(2,615,563)

Net realized gain on written options (Notes 1 and 3)	3,366,243

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(297,379)

Net unrealized depreciation of investments, futures contracts, swap contracts,
written options, and TBA sale commitments during the period	(6,226,077)

Net gain on investments	13,506,687

Net increase in net assets resulting from operations	$26,792,377

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 3/31/11*	Year ended 9/30/10

Operations:
Net investment income	$13,285,690	$37,634,058

Net realized gain on investments and foreign
currency transactions	20,030,143	52,327,882

Net unrealized depreciation of investments
and assets and liabilities in foreign currencies	(6,523,456)	(27,125,881)

Net increase in net assets resulting from operations	26,792,377	62,836,059

Distributions to shareholders (Note 1):
From ordinary income
Net investment income	(17,302,433)	(69,922,875)

Increase in capital share transactions from reinvestment
of distributions	1,131,750	5,053,775

Total increase (decrease) in net assets	10,621,694	(2,033,041)

NET ASSETS

Beginning of period	381,355,379	383,388,420

End of period (including distributions in excess of net
investment income of $5,355,142 and $1,338,399, respectively)	$391,977,073	$381,355,379

NUMBER OF FUND SHARES

Shares outstanding at beginning of period	65,424,306	64,565,117

Shares issued in connection with reinvestment of distributions	189,616	859,189

Shares outstanding at end of period	65,613,922	65,424,306

* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE
	Six months ended**			Year ended

	3/31/11	9/30/10	9/30/09	9/30/08	9/30/07	9/30/06

Net asset value,
beginning of period	$5.83	$5.94	$5.88	$7.13	$7.08	$7.07

Investment operations:

Net investment income [a]	.20	.58	.34	.49 [f]	.36 [f]	.34 [f]

Net realized and unrealized
gain (loss) on investments	.20	.39	.24	(1.28)	.01	(.04)

Total from
investment operations	.40	.97	.58	(.79)	.37	.30

Less distributions:

From net investment income	(.26)	(1.08)	(.54)	(.49)	(.36)	(.35)

Total distributions	(.26)	(1.08)	(.54)	(.49)	(.36)	(.35)

Increase from shares repurchased	—	—	.02	.03	.04	.06

Net asset value,
end of period	$5.97	$5.83	$5.94	$5.88	$7.13	$7.08

Market value,
end of period	$5.91	$6.28	$5.99	$5.39	$6.41	$6.15

Total return at
market value (%) [b]	(1.62) *	25.33	24.66	(8.92)	10.15	4.17

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(in thousands)	$391,977	$381,355	$383,388	$391,973	$578,811	$664,410

Ratio of expenses to
average net assets (%) [c]	47 *	.94 [d]	1.02 [d]	.96 [f]	.90 [f]	.89 [f]

Ratio of expenses to
average net assets excluding
interest expense(%) [c]	47 *	.94	.98	.96 [f]	.90 f	.89 [f]

Ratio of net investment income
to average net assets (%)	3.44 *	9.82 [d]	7.05 [d]	7.29 [f]	5.01 [f]	4.84 [f]

Portfolio turnover (%)	74 [e]	88 [e]	223 [e]	159 [e]	78 [e]	113 [e]

* Not annualized.

** Unaudited.

a Per share net investment income has been determined on the basis of weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Includes amounts paid through expense offset arrangements (Note 2).

d Includes interest accrued in connection with certain terminated derivative contracts, which amounted to less than 0.01% and 0.04% of average net assets as of September 30, 2010 and September 30, 2009, respectively.

e Portfolio turnover excludes dollar roll transactions.

f Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund reflect a reduction of the following amounts:

Percentage of
average net assets

September 30, 2008	0.01%

September 30, 2007	0.02

September 30, 2006	0.02

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 3/31/11 (Unaudited)

Note 1: Significant accounting policies

Putnam Master Intermediate Income Trust (the fund), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company and is authorized to issue an unlimited number of shares. The fund’s investment objective is to seek, with equal emphasis, high current income and relative stability of net asset value, by allocating its investments among the U.S. investment grade sector, high-yield sector and international sector. The fund invests in higher yielding, lower rated bonds that have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from October 1, 2010 through March 31, 2011.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a forward commitment and delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

C) Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments. The fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

E) Futures contracts The fund uses futures contracts to hedge interest rate risk and to gain exposure to interest rates. The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the

Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding number of contracts on futures contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.

F) Options contracts The fund uses options contracts to hedge duration, convexity and prepayment risk and to gain exposure to interest rates. The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. See Note 3 for the volume of written options contracts activity for the reporting period. The fund had an average contract amount of approximately $266,400,000 on purchased options contracts for the reporting period.

G) Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure on currency. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding contracts on forward currency contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.

H) Total return swap contracts The fund enters into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount to hedge sector exposure, to manage exposure to specific sectors or industries, to gain exposure to specific sectors/industries and to gain exposure to rates of inflation in specific regions/countries. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $80,700,000 on total return swap contracts for the reporting period.

I) Interest rate swap contracts The fund enters into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk and to gain exposure on interest rates. An interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $3,683,400,000 on interest rate swap contracts for the reporting period.

J) Credit default contracts The fund enters into credit default contracts to gain exposure on individual names and/or baskets of securities. In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract. Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio. Outstanding notional amount on credit default swap contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.

K) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $571,854 at the close of the reporting period. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $47,166,882 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $51,516,487.

L) TBA purchase commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

M) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

N) Dollar rolls To enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale on settlement date. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

O) Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the Securities and Exchange Commission (the SEC). This program allows the fund to lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

P) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At September 30, 2010, the fund had a capital loss carryover of $140,771,424 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover	Expiration

$47,564,236	September 30, 2011

7,342,291	September 30, 2015

11,586,218	September 30, 2016

28,970,279	September 30, 2017

45,308,400	September 30, 2018

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $508,864,542, resulting in gross unrealized appreciation and depreciation of $16,295,843 and $12,492,593, respectively, or net unrealized appreciation of $3,803,250.

Q) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund. The fee is based on the following annual rates:

0.75%	of the first $500 million of average net assets,
0.65%	of the next $500 million of average net assets,
0.60%	of the next $500 million of average net assets,
0.55%	of the next $5 billion of average net assets,
0.525%	of the next $5 billion of average net assets,
0.505%	of the next $5 billion of average net assets,
0.49%	of the next $5 billion of average net assets,
0.48%	of the next $5 billion of average net assets,
0.47%	of the next $5 billion of average net assets,
0.46%	of the next $5 billion of average net assets,
0.45%	of the next $5 billion of average net assets,
0.44%	of the next $5 billion of average net assets,
0.43%	of the next $8.5 billion of average net assets,
0.42%	of any excess thereafter.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets (including assets, but excluding liabilities, attributable to leverage for investment purposes) of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street Bank and Trust Company (State Street). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, a division of Putnam Fiduciary Trust Company (PFTC), which is an affiliate of Putnam Management, provided investor servicing agent functions to the fund through December 31, 2010. Subsequent to December 31, 2010 these services were provided by Putnam Investor Services, Inc., an affiliate of Putnam Management. Both Putnam Investor Services and Putnam Investor Services, Inc. were paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $1,140 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $243, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $250,079,533 and $314,259,551, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Written option transactions during the reporting period are summarized as follows:

		Contract amounts	Premiums received

Written options outstanding	CHF	—	—
at beginning of period	USD	696,813,160	$34,911,373

Options	CHF	63,120,000	68,913
opened	USD	17,477,734	$161,450

Options	CHF	—	—
exercised	USD	(216,894,200)	$(4,967,343)

Options	CHF	—	—
expired	USD	(3,157,400)	$(144,293)

Options	CHF	—	—
closed	USD	—	—

Written options outstanding	CHF	63,120,000	68,913
at end of period	USD	494,239,294	$29,961,187

Note 4: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Credit contracts	Receivables	$482,502	Payables	$412,156

Foreign exchange
contracts	Receivables	2,222,516	Payables	673,070

Equity contracts	Investments	33,644	Payables	—

	Investments, Receivables,
	Net assets —		Payables, Net assets —
Interest rate	Unrealized appreciation/		Unrealized appreciation/
contracts	(depreciation)	9,285,364*	depreciation)	57,007,295*

Total		$12,024,026		$58,092,521

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as			Forward
hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$(42,049)	$(42,049)

Foreign exchange
contracts	—	—	(2,601,034)	—	$(2,601,034)

Interest rate contracts	3,914,513	(13,686,308)	—	2,517,326	$(7,254,469)

Total	$3,914,513	$(13,686,308)	$(2,601,034)	$2,475,277	$(9,897,552)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as				Forward
hedging instruments				currency
under ASC 815	Options	Warrants	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$—	$96,625	$96,625

Foreign exchange
contracts	—	—	—	(297,313)	—	(297,313)

Equity contracts	—	7,020	—	—	—	7,020

Interest rate contracts	4,453,847	—	198,909	—	1,476,891	6,129,647

Total	$4,453,847	$7,020	$198,909	$(297,313)	$1,573,516	$5,935,979

Note 5: Shares repurchased

In September 2010, the Trustees approved the renewal of the repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 7, 2011 (based on shares outstanding as of October 7, 2010). Prior to this renewal, the Trustees had approved a repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 7, 2010 (based on shares outstanding as of October 7, 2009) and prior to that, to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 7, 2009 (based on shares outstanding as of October 5, 2008). Repurchases are made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees. During the reporting period the fund did not repurchase any common shares.

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $25,970 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $197,715,249 and $127,110,042, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the SEC) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 9: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Shareholder meeting results (Unaudited)

January 28, 2011 meeting

At the meeting, each of the nominees for Trustees was elected, as follows:

	Votes for	Votes withheld

Ravi Akhoury	57,497,465	1,902,790

Barbara M. Baumann	57,502,268	1,894,546

Jameson A. Baxter	57,425,254	1,970,985

Charles B. Curtis	57,380,384	2,016,689

Robert J. Darretta	57,439,449	1,958,057

Myra R. Drucker*	57,470,192	1,925,935

John A. Hill	57,429,758	1,968,567

Paul L. Joskow	57,497,924	1,898,882

Kenneth R. Leibler	57,487,670	1,908,972

Robert E. Patterson	57,438,020	1,959,088

George Putnam, III	57,509,731	1,884,911

Robert L. Reynolds	57,475,643	1,930,002

W. Thomas Stephens	57,443,229	1,954,913

* Myra Drucker retired from the Board of Trustees of the Putnam funds effective January 30, 2011.

All tabulations are rounded to the nearest whole number.

Fund information

About Putnam Investments

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Kenneth R. Leibler	Mark C. Trenchard
Putnam Investment	Robert E. Patterson	Vice President and
Management, LLC	George Putnam, III	BSA Compliance Officer
One Post Office Square	Robert L. Reynolds
Boston, MA 02109	W. Thomas Stephens	Francis J. McNamara, III
Vice President and
Investment Sub-Manager	Officers	Chief Legal Officer
Putnam Investments Limited	Robert L. Reynolds
57–59 St James’s Street	President	James P. Pappas
London, England SW1A 1LD		Vice President
Jonathan S. Horwitz
Marketing Services	Executive Vice President,	Judith Cohen
Putnam Retail Management	Principal Executive	Vice President, Clerk and
One Post Office Square	Officer, Treasurer and	Assistant Treasurer
Boston, MA 02109	Compliance Liaison
Michael Higgins
Custodian	Steven D. Krichmar	Vice President, Senior Associate
State Street Bank	Vice President and	Treasurer and Assistant Clerk
and Trust Company	Principal Financial Officer
Nancy E. Florek
Legal Counsel	Janet C. Smith	Vice President, Assistant Clerk,
Ropes & Gray LLP	Vice President, Assistant	Assistant Treasurer and
	Treasurer and Principal	Proxy Manager
Trustees	Accounting Officer
John A. Hill, Chairman		Susan G. Malloy
Jameson A. Baxter,	Beth S. Mazor	Vice President and
Vice Chairman	Vice President	Assistant Treasurer
Ravi Akhoury
Barbara M. Baumann	Robert R. Leveille
Charles B. Curtis	Vice President and
Robert J. Darretta	Chief Compliance Officer
Paul L. Joskow

Call 1-800-225-1581 Monday through Friday between 8:00 a.m. and 8:00 p.m. Eastern Time, or visit putnam.com anytime for up-to-date information about the fund’s NAV.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

SA713
266985 5/11

Item 2. Code of Ethics:

Not Applicable

Item 3. Audit Committee Financial Expert:

Not Applicable

Item 4. Principal Accountant Fees and Services:

Not Applicable

Item 5. Audit Committee

Not Applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a) Not applicable

(a)(1) Portfolio Managers. The officers of Putnam Management identified below are primarily responsible for the day-to-day management of the fund’s portfolio as of the filing date of this report.

During the period, Michael Salm was named Portfolio Manager following the departure of Portfolio Manager Rob Bloemker.

Portfolio Managers	Joined
	Fund	Employer	Positions Over Past Five Years

William Kohli	2002	Putnam	Co-Head Fixed Income,
		Management	Previously, Team Leader, Portfolio
		1994 – Present	Construction and Global Strategy
			and Director, Global Core

Michael Atkin	2007	Putnam	Director of Sovereign Research,
		Management	Previously, Senior Economist and
		1997 – Present	Team Leader Country Analysis

Michael Salm	2011	Putnam	Co-Head Fixed Income,
		Management	Previously, Team Leader, Liquid Markets
		1997 – Present	and Mortgage

Kevin Murphy	2007	Putnam	Team Leader, High Grade Credit
		Management
		1999 – Present

Paul Scanlon	2005	Putnam	Co-Head Fixed Income,
		Management	Team Leader, U.S. High Yield
		1999 – Present

(a)(2) Other Accounts Managed by the Fund’s Portfolio Managers.

The following table shows the number and approximate assets of other investment accounts (or portions of investment accounts) that the fund’s Portfolio Managers managed as of the fund’s most recent fiscal year-end. Unless noted, none of the other accounts pays a fee based on the account’s performance.

					Other accounts (including
					separate accounts, managed
Portfolio			Other accounts that pool		account programs and single-
Leader or	Other SEC-registered open-end		assets from more than one		sponsor defined contribution
Member	and closed-end funds		client		plan offerings)

	Number	Assets	Number	Assets	Number	Assets
	of		of		of
	accounts		accounts		accounts

William Kohli	7*	$8,964,300,000	8	$2,480,300,000	7	$3,838,100,000

Michael Salm	17*	$14,262,700,000	8	$2,708,400,000	9	$4,812,900,000

Michael Atkin	5	$7,213,000,000	4	$1,422,700,000	2	$1,478,500,000

Paul Scanlon	20*	$12,612,100,000	17	$2,731,200,000	5	$510,100,000

Kevin Murphy	15**	$12,250,700,000	14	$6,637,100,000	10	$4,848,300,000

* 2 accounts, with total assets of $1,751,300,000, pay an advisory fee based on account performance.

** 4 accounts, with total assets of $2,381,200,000 pay an advisory fee based on account performance.

Potential conflicts of interest in managing multiple accounts. Like other investment professionals with multiple clients, the fund’s Portfolio Managers may face certain potential conflicts of interest in connection with managing both the fund and the other accounts listed under “Other Accounts Managed by the Fund’s Portfolio Managers” at the same time. The paragraphs below describe some of these potential conflicts, which Putnam Management believes are faced by investment professionals at most major financial firms. As described below, Putnam Management and the Trustees of the Putnam funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

• The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

• The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

• The trading of other accounts could be used to benefit higher-fee accounts (front- running).

• The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Putnam Management attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under Putnam Management’s policies:

• Performance fee accounts must be included in all standard trading and allocation procedures with all other accounts.

• All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g., based on relative risk budgets of accounts).

• All trading must be effected through Putnam’s trading desks and normal queues and procedures must be followed (i.e., no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure).

• Front running is strictly prohibited.

• The fund’s Portfolio Manager(s) may not be guaranteed or specifically allocated any portion of a performance fee.

As part of these policies, Putnam Management has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.

Potential conflicts of interest may also arise when the Portfolio Manager(s) have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Putnam Management’s investment professionals do not have the opportunity to invest in client accounts, other than the Putnam funds. However, in the ordinary course of business, Putnam Management or related persons may from time to time establish “pilot” or “incubator” funds for the purpose of testing proposed investment strategies and products prior to offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by Putnam Management or an affiliate. Putnam Management or an affiliate supplies the funding for these accounts. Putnam employees, including the fund’s Portfolio Manager(s), may also invest in certain pilot accounts. Putnam Management, and to the extent applicable, the Portfolio Manager(s) will benefit from the favorable investment performance of those funds and accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. Putnam Management’s policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation – neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in Putnam Management’s daily block trades to the same extent as client accounts (except that pilot accounts do not participate in initial public offerings).

A potential conflict of interest may arise when the fund and other accounts purchase or sell the same securities. On occasions when the Portfolio Manager(s) consider the purchase or sale of a security to be in the best interests of the fund as well as other accounts, Putnam Management’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the fund or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Putnam Management’s trade allocation policies generally provide that each day’s transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the fund) in a manner which in Putnam Management’s opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. Certain exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of Putnam Management’s trade oversight procedures in an attempt to ensure fairness over time across accounts.

“Cross trades,” in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay, or if such trades result in more attractive investments being allocated to higher-fee accounts. Putnam Management and the fund’s Trustees have adopted compliance procedures that provide that any transactions between the fund and another Putnam-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the fund. Depending on another account’s objectives or other factors, the Portfolio Manager(s) may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the Portfolio Manager(s) when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, Putnam Management has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.

The fund’s Portfolio Manager(s) may also face other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the fund and other accounts.

(a)(3) Compensation of portfolio managers. Putnam’s goal for our products and investors is to deliver strong performance versus peers or performance ahead of benchmark, depending on the product, over a rolling 3-year period. Portfolio managers are evaluated and compensated, in part, based on their performance relative to this goal across the products they manage. In addition to their individual performance, evaluations take into account the performance of their group and a subjective component.

Each portfolio manager is assigned an industry competitive incentive compensation target consistent with this goal and evaluation framework. Actual incentive compensation may be higher or lower than the target, based on individual, group, and subjective performance, and may also reflect the performance of Putnam as a firm. Typically, performance is measured over the lesser of three years or the length of time a portfolio manager has managed a product.

Incentive compensation includes a cash bonus and may also include grants of deferred cash, stock or options. In addition to incentive compensation, portfolio managers receive fixed annual salaries typically based on level of responsibility and experience.

For this fund, the peer group Putnam compares fund performance against is its broad investment category as determined by Lipper Inc. and identified in the shareholder report included in Item 1.

(a)(4) Fund ownership. The following table shows the dollar ranges of shares of the fund owned by the professionals listed above at the end of the fund’s last two fiscal years, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

* Assets in the fund

			$1–	$10,001–	$50,001–	$100,001–	$500,001–	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

D. William
Kohli	2011	*

Portfolio
Leader	2010	*

Michael
Atkin	2011	*
Portfolio
Member	2010	*

Michael
Salm **	2011	*
Portfolio
Member

Kevin
Murphy	2011	*
Portfolio
Member	2010	*

Paul
Scanlon	2011	*
Portfolio
Member	2010	*

** Became Portfolio Member during the reporting period ended March 31, 2011

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Registrant Purchase of Equity Securities

				Maximum
			Total Number	Number (or
			of Shares	Approximate
			Purchased	Dollar Value )
			as Part	of Shares
			of Publicly	that May Yet Be
	Total Number	Average	Announced	Purchased
	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs*	or Programs**

October 1 -
October 7, 2010	-	-	-	6,456,512
October 8 -
October 31, 2010	-	-	-	6,542,431
November 1 -
November 30, 2010	-	-	-	6,542,431
December 1 -
December 31, 2010	-	-	-	6,542,431
January 1 -
January 31, 2011	-	-	-	6,542,431
February 1 -
February 28, 2011	-	-	-	6,542,431
March 1 -
March 31, 2011	-	-	-	6,542,431

* In October 2005, the Board of Trustees of the Putnam Funds initiated the closed-end fund share repurchase program, which, as subsequently amended, authorized the repurchase of up to 10% of the fund's outstanding common shares over the two-years ending October 5, 2007. The Trustees subsequently renewed the program on four occasions, to permit the repurchase of an additional 10% of the fund's outstanding common shares over each of the twelve-month periods beginning on October 8, 2007, October 8, 2008 ,October 8, 2009 and October 8, 2010. The October 8, 2008 - October 7, 2009 program, which was announced in September 2008, allowed repurchases up to a total of 6,664,051 shares of the fund. The

October 8, 2009 - October 7, 2010 program, which was announced in September 2009, allows repurchases up to a total of 6,456,512 shares of the fund. The October 8, 2010 - October 7, 2011 program, which was announced in September 2010, allows repurchases up toa total of 6,542,431 shares of the fund.

**Information prior to October 7, 2010 is based on the total number of shares eligible for repurchase under the program, as amended through September 2009. Information from October 8, 2010 forward is based on the total number of shares eligible for repurchase under the program, as amended through September 2010.

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Master Intermediate Income Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: May 27, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: May 27, 2011

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: May 27, 2011